IVY FUNDS, INC.

6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217

913-236-2000
800-777-6472

July 31, 2007

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (SAI) is not a prospectus. Investors should read this SAI in conjunction with the prospectuses for Ivy Funds, Inc. (the Corporation) dated July 31, 2007, (each, a Prospectus) which may be obtained from the Funds or their principal underwriter and distributor, Ivy Funds Distributor, Inc. (IFDI), at the address or telephone number shown above.

The Financial Statements, including notes thereto, are incorporated herein by reference. They are contained in the Funds' Annual Report to Shareholders, dated March 31, 2007, which may also be obtained from the Funds or IFDI at the address or telephone number above.

TABLE OF CONTENTS

         Fund History

         The Funds, Their Investments, Related Risks and Limitations

         Management of the Funds

         Control Persons and Principal Holders of Securities

         Investment Advisory and Other Services

         Portfolio Managers

         Brokerage Allocation and Other Practices

         Proxy Voting Policy

         Capitalization and Voting Rights

         Purchase, Redemption and Pricing of Shares

         Taxation of the Funds

         Underwriter

         Financial Statements

         Appendix A

FUND HISTORY

Ivy Funds, Inc. was organized as a Maryland corporation on January 29, 1992. Prior to June 30, 2003, the corporation was known as W&R Funds, Inc.SM Prior to June 30, 2000, it was known as Waddell & Reed Funds, Inc.SM Ivy Funds, Inc. is currently comprised of twelve series: Ivy Asset Strategy Fund, Ivy Capital Appreciation Fund, Ivy Core Equity Fund, Ivy Energy Fund, Ivy High Income Fund, Ivy Large Cap Growth Fund, Ivy Limited-Term Bond Fund, Ivy Mid Cap Growth Fund, Ivy Money Market Fund, Ivy Municipal Bond Fund, Ivy Science and Technology Fund and Ivy Small Cap Growth Fund (each, a Fund, and collectively, the Funds). Prior to June 30, 2003, the Funds then in existence were known as W&R Asset Strategy Fund, W&R Tax-Managed Equity Fund, W&R Core Equity Fund, W&R High Income Fund, W&R International Growth Fund, W&R Large Cap Growth Fund, W&R Limited-Term Bond Fund, W&R Mid Cap Growth Fund, W&R Money Market Fund, W&R Municipal Bond Fund, W&R Science and Technology Fund and W&R Small Cap Growth Fund, respectively. Prior to October 2, 2000, Core Equity Fund was known as Total Return Fund. Prior to June 30, 2000, Small Cap Growth Fund was known as Growth Fund. From June 30, 2003 to March 31, 2005, Ivy Capital Appreciation Fund was known as Ivy Tax-Managed Equity Fund.

THE FUNDS, THEIR INVESTMENTS, RELATED RISKS AND LIMITATIONS

Each of the Funds is a mutual fund; an investment that pools shareholders' money and invests it toward a specified goal. Each Fund is a series of Ivy Funds, Inc., an open-ended diversified management investment company.

This SAI supplements the information contained in the Prospectuses and contains more detailed information about the investment strategies and policies the Funds' investment manager, Ivy Investment Management Company (IICO), until March 7, 2005, known as Waddell & Reed Ivy Investment Company, may employ and the types of instruments in which a Fund may invest, in pursuit of the Fund's objective(s). A summary of the risks associated with these instrument types and investment practices is included as well.

IICO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by a Fund's investment policies and restrictions. IICO buys an instrument or uses a technique only if it believes that doing so will help a Fund achieve its objective(s). See Investment Restrictions and Limitations for a listing of the fundamental and non-fundamental, or operating, policies.

Ivy Asset Strategy Fund

Ivy Asset Strategy Fund allocates its assets among the following classes, or types, of investments:

The stock class includes domestic and foreign equity securities of all types (other than adjustable rate preferred stocks, which are included in the bond class). IICO seeks to maximize total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that IICO believes to have superior growth potential and/or value potential. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

The bond class includes all varieties of domestic and foreign fixed-income securities with remaining maturities greater than three years. IICO seeks to maximize total return within the bond class by adjusting Ivy Asset Strategy Fund's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon securities, and other intermediate and long-term securities. IICO seeks to take advantage of yield differentials by considering the purchase or sale of instruments when differentials on spreads between various grades and maturities of such instruments approach extreme levels relative to long-term norms. Ivy Asset Strategy Fund may not invest more than 35% of its total assets in junk bonds, which are high-yield, high-risk, non-investment grade debt securities rated BB or below by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P) or Ba or below by Moody's Investors Service (Moody's) or, if unrated, judged by IICO to be of equivalent quality or (2) precious metals.

The short-term class includes all types of domestic and foreign securities and money market instruments with remaining maturities of three years or less. IICO seeks to maximize total return within the short-term asset class by taking advantage of yield differentials between different instruments, issuers, and currencies. Short-term instruments may include corporate debt securities, such as commercial paper and notes; government securities issued by U.S. or foreign governments or their agencies or instrumentalities; bank deposits and other financial institution obligations; repurchase agreements involving any type of security in which the Fund may invest; and other similar short-term instruments.

Any of the securities in which the Fund invests may be denominated in U.S. dollars or a foreign currency.

In making asset allocation decisions, IICO typically evaluates projections of risk, market conditions, economic conditions, volatility, yields, and returns. As a temporary defensive measure, IICO may invest up to all of the Fund's assets in (1) money market instruments rated in one of the two highest rating categories by any nationally recognized statistical rating organization (NRSRO), or unrated securities judged by IICO to be of equivalent quality or (2) precious metals.

Ivy High Income Fund

Ivy High Income Fund may invest in certain high-yield, high-risk, non-investment grade debt securities, or junk bonds. The market for such securities may differ from that for investment grade debt securities. See the discussion below for information about the risks associated with non-investment grade debt securities. See Appendix A to this SAI for a description of bond ratings.

Ivy Money Market Fund

Ivy Money Market Fund may only invest in the money market obligations and instruments listed below. In addition, as a money market fund, and in order for the Fund to use the amortized cost method of valuing its portfolio securities, the Fund must comply with Rule 2a-7 (Rule 2a-7) under the Investment Company Act of 1940, as amended (1940 Act). Under Rule 2a-7, investments are limited to those that are U.S. dollar denominated and that are rated in one of the two highest rating categories by the requisite NRSRO or are comparable unrated securities. See Appendix A to this SAI for a description of some of these ratings. In addition, Rule 2a-7 limits investments in securities of any one issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities)) to no more than 5% of the Fund's total assets. Investments in securities rated in the second highest rating category by the requisite NRSRO or comparable unrated securities are limited to no more than 5% of the Fund's total assets, with investment in such securities of any one issuer (except U.S. government securities) being limited to the greater of one percent of the Fund's total assets or $1,000,000. In accordance with Rule 2a-7, the Fund may invest in securities with a remaining maturity of not more than 397 calendar days. See further discussion under Determination of Offering Price.

(1) U.S. Government Securities: See the section entitled U.S. Government Securities.

(2) Bank Obligations and Instruments Secured Thereby: Subject to the limitations described above, time deposits, certificates of deposit, bankers' acceptances and other bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including obligations issued by foreign branches of these banks) or obligations issued by a foreign bank having total assets equal to at least U.S. $500,000,000, and instruments secured by any such obligation. A bank includes commercial banks and savings and loan associations. Time deposits are monies kept on deposit with U.S. banks or other U.S. financial institutions for a stated period of time at a fixed rate of interest. At present, bank time deposits are not considered by the board of directors of the Corporation (Board of Directors) or IICO to be readily marketable. There may be penalties for the early withdrawal of such time deposits, in which case, the yield of these investments will be reduced.

(3) Commercial Paper Obligations Including Variable Rate Master Demand Notes: Commercial paper rated as described above. A variable rate master demand note represents a purchasing/selling arrangement of short-term promissory notes under a letter agreement between a commercial paper issuer and an institutional investor.

(4) Corporate Debt Obligations: Corporate debt obligations if they are rated as described above.

(5) Canadian Government Obligations: Obligations of, or obligations guaranteed by, the Government of Canada, a Province of Canada or any agency, instrumentality or political subdivision of that Government or any Province. The Fund will not invest in Canadian Government obligations if more than 10% of the value of its total assets would then be so invested, subject to the diversification requirements applicable to the Fund. The Fund may only invest in U.S. dollar-denominated obligations.

(6) Certain Other Obligations: Obligations other than those listed in (1) through (5) (including municipal obligations) only if any such other obligation is guaranteed as to principal and interest by either a bank or a corporation whose securities the Fund is eligible to hold under Rule 2a-7.

The value of the obligations and instruments in which the Fund invests will fluctuate depending in large part on changes in prevailing interest rates. If these rates go up after the Fund buys an obligation or instrument, its value may go down; if these rates go down, its value may go up. Changes in interest rates will be more quickly reflected in the yield of a portfolio of short-term obligations than in the yield of a portfolio of long-term obligations.

Securities - General

The main types of securities in which the Funds (other than Ivy Money Market Fund) may invest include common stocks, preferred stocks, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which a Fund invests may include preferred stock that converts into common stock. A Fund (other than Ivy Money Market Fund) may invest in preferred stocks rated in any rating category of the established rating services or, if unrated, judged by IICO to be of equivalent quality, subject to each Fund's limitations. In the case of a "split-rated" security, which results when nationally-recognized rating agencies rate the security at different rating levels (for example, BBB by S&P and Ba by Moody's), it is each Fund's general policy to classify such security at the higher rating level where, in the judgment of IICO, such classification reasonably reflects the security's quality and risk. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Subject to its investment restrictions, a Fund (other than Ivy Money Market Fund) may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest category (securities rated D by S&P and C by Moody's). Debt securities rated D by S&P or C by Moody's are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or Baa by Moody's are considered to be investment grade debt securities; however, securities rated BBB or Baa may have speculative characteristics. In addition, a Fund will treat unrated securities judged by IICO to be of equivalent quality to a rated security as having that rating.

Lower quality debt securities (commonly called junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, IICO's research and credit analysis are an especially important part of managing securities of this type held by a Fund. IICO continuously monitors the issuers of lower-rated debt securities in each Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

While credit ratings are only one factor IICO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Fund may retain a portfolio security whose rating has been changed.

Each of the Funds (other than Ivy Money Market Fund and Ivy Municipal Bond Fund) may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

Each Fund (other than Ivy Money Market Fund and Ivy Municipal Bond Fund) may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's offering document. If a convertible security held by a Fund is called for redemption, the Fund will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.

Each of the Funds (other than Ivy Money Market Fund and Ivy Municipal Bond Fund) may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, however, the market value of convertible preferred stock is less volatile than the related common stock of the issuer.

Specific Securities and Investment Practices

         Bank Deposits

Among the debt securities in which the Funds may invest are deposits in banks (represented by certificates of deposit or other evidence of deposit issued by such banks) of varying maturities. The Federal Deposit Insurance Corporation (FDIC) insures the principal of such deposits, currently to the extent of $100,000 per bank. Bank deposits are not marketable, and a Fund may invest in them only within the limit mentioned under Illiquid Investments unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

         Borrowing

Each Fund may borrow money for temporary, extraordinary or emergency purposes, only as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have reduced net investment income during periods of outstanding borrowings. As such, its share price may be subject to greater fluctuation until the borrowing is paid off.

From time to time Ivy Mid Cap Growth Fund may increase its ownership of securities by borrowing on an unsecured basis at fixed rates of interest and investing the borrowed funds. Any such borrowing will be made only from banks and only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. This 300% limit is contained in the 1940 Act. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet that requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale.

Interest on money borrowed is an expense that Ivy Mid Cap Growth Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Borrowing for investment increases both investment opportunity and risk. Since substantially all of the Fund's assets may fluctuate in value, but borrowing obligations are fixed, the net asset value per share correspondingly will tend to increase and decrease more when the portfolio assets increase or decrease in value than would otherwise be the case. This factor is known as leverage.

Borrowing may exaggerate the effect on each Fund's net asset value (NAV) of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of each Fund's borrowings will be fixed, each Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

         Banking Industry and Savings and Loan Obligations

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. Each Fund's investments in certificates of deposit, time deposits, and bankers' acceptance are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the FDIC, (iii) savings and loan association which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in IICO's opinion, of an investment quality comparable to other debt securities which may be purchased by a Fund. Each Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

         Foreign Securities and Currencies

The Funds (other than Ivy Municipal Bond Fund) may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts (ADRs), in registered form, are U. S. dollar-denominated receipts typically issued by a U.S. bank representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domiciled country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights.

Global depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders. Each of the Funds (other than Ivy Limited-Term Bond Fund, Ivy Money Market Fund and Ivy Municipal Bond Fund) may invest in global depositary receipts and European depositary receipts.

IICO believes that there are investment opportunities as well as risks by investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and the value of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. IICO believes that a Fund's ability to invest its assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

Foreign Currencies. Investment in foreign securities usually will involve currencies of foreign countries. Moreover, each Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of each Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies. Although each Fund's custodian values the Fund's assets daily in terms of U.S. dollars, each Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

Because a Fund normally will be invested in both U.S. and foreign securities markets, changes in the Fund's share price may have a low correlation with movements in U.S. markets. The Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which the Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

A Fund usually effects currency exchange transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Fund converts assets from one currency to another. Further, the Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, the Fund must convert that value, as denominated in its foreign currency, into U.S. dollars using the applicable currency exchange rate. The exchange rate represents the current price of a U.S. dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one U.S. dollar. If the Fund holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Fund may be reduced or even eliminated if the foreign currency has decreased in value relative to the U.S. dollar subsequent to the date of purchase. In such a circumstance, the cost of a U.S. dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that IICO will be able to anticipate these potential events or counter their effects.

Emerging Market Securities. The risks of investing in foreign countries are intensified in developing countries, or emerging markets. A developing country is a nation that, in IICO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

IICO considers countries having developing markets to be all countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, it is generally agreed that the countries not included in this category are Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the United States, Sweden, Finland, Norway, Japan, Switzerland, Greece, Luxembourg, Portgugal and South Korea. In addition, developing market securities means (i) securities of companies the principal securities trading market for which is a developing market country, as defined above, (ii) securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such developing market countries or sales made in such developing market countries or (iii) securities of companies organized under the laws of, and with a principal office in, a developing market country.

Some of the risks to which a Fund may be exposed by investing in securities of emerging markets are: restrictions placed by the government of a developing country related to investment, exchange controls, and repatriation of the proceeds of investment in that country; fluctuation of a developing country's currency against the U.S. dollar; unusual price volatility in a developing country's securities markets; government involvement in the private sector, including government ownership of companies in which the Fund may invest; limited information about a developing market; high levels of tax levied by developing countries on dividends, interest and capital gains; the greater likelihood that developing markets will experience more volatility in inflation rates than developed markets; the greater potential that securities purchased by the Fund in developing markets may be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets; risks related to the liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered "securities" under local law; settlement risks, including potential requirements for the Fund to render payment prior to taking possession of portfolio securities in which it invests; the possibility of nationalization, expropriation or confiscatory taxation; favorable or unfavorable differences between individual foreign economies and the U.S. economy, such as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position; additional costs associated with any investment in non-U.S. securities, including higher custodial fees than typical U.S. custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in U.S. markets; greater social, economic and political instability, including the risk of war; lack of availability of currency hedging or other risk management techniques in certain developing countries; the fact that companies in developing countries may be newly organized and may be smaller and less seasoned; differences in accounting, auditing and financial reporting standards; the heightened risks associated specifically with establishing record ownership and custody of Russian and other Eastern European securities; and limitations on obtaining and enforcing judgments against non-U.S. residents.

Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

Each of the Funds (other than Ivy Limited-Term Bond Fund, Ivy Money Market Fund and Ivy Municipal Bond Fund) may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. The Funds may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See, Options, Futures and Other Strategies - Forward Currency Contracts.

As a general rule, the country assigned to a security is the issuer's country of domicile, as reflected by a third party source (e.g., Bloomberg). However, pursuant to procedures adopted by IICO, IICO may request a different country designation due to certain identified circumstances, including: (i) the country in which the security is principally traded (determined based on a percentage of the total volume traded); or (ii) the country from which the issuer, during the issuer's most recent fiscal year, derived at least 50% of its revenues or profits (from goods produced or sold, investments made, or services performed) or that have at least 50% of their assets in that country or region. The request to change a security's country designation must be delivered to the Funds' Treasurer and to the Funds' Chief Compliance Officer for approval.

Investments in obligations of domestic branches of foreign banks will be considered domestic securities if IICO has determined that the nature and extent of Federal and state regulation and supervision of the branch in question is substantially equivalent to Federal or state chartered domestic banks doing business in the same jurisdiction.

Foreign Sovereign Debt Obligations. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

         Illiquid Investments

Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

(1)	repurchase agreements not terminable within seven days;
(2)	restricted securities not determined to be liquid pursuant to guidelines established by the Board of Directors;
(3)	non-government stripped fixed-rate mortgage-backed securities;
(4)	bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;
(5)	over-the-counter (OTC) options (options not traded on an exchange) and their underlying collateral;
(6)	securities for which market quotations are not readily available;
(7)	securities involved in swap, cap, floor and collar transactions; and
(8)	direct debt instruments.

The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% (10% for Ivy Money Market Fund) of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

IICO believes that is it in the best interest of a Fund to be able to invest in illiquid securities up to the maximum allowable. IICO believes that the risk of investing in illiquid securities is manageable, especially when offset by the availability of certain traditional securities that are considered illiquid, as well as increased opportunities offered by a variety of new security types that have been developed in the last decade. For example, there has been significant growth in the types and availability of structured products, including: asset backed securities (which also includes many mortgage-backed securities), collateralized bond obligations, collateralized mortgage obligations, collateralized debt obligations and commercial mortgage-backed securities. Since many of these securities are initially offered as individual issues, they are often deemed illiquid. See Mortgage-Backed and Asset-Backed Securities for more information on these types of securities.

Credit derivatives, such as credit default swaps, have also grown in both popularity and availability over the past few years. See "Swaps, Caps, Collars and Floors" in the section entitled Options, Futures and Other Strategies for more information about credit default swaps.

As well, it has become easier for institutional investors to create their own products. For example, if IICO desired Korean exposure for a Fund, instead of following extremely difficult procedures for direct investment, IICO could invest in a specialized over-the-counter bond (probably a total return swap) with an investment banker which would pay the same as the return on the Korean bond market without having to physically invest in the Korean market.

         Income Trusts

Ivy Energy Fund may invest in income trusts, typically Canadian Royalty Trusts. An income trust generally is a Canadian investment trust that holds assets, typically in the oil or gas industry, that are income producing, the income from which is passed on to its security holders. The main attraction of an income trust is its ability to generate constant cash flows. Income trusts have the potential to deliver higher yields than bonds. During periods of low interest rates, income trusts may achieve higher yields compared with cash investments. During periods of increasing rates, the opposite may be true. Income trusts may experience losses during periods of both low and high interest rates.

Income trusts are structured to avoid taxes at the entity level. In a traditional corporate tax structure, net income is taxed at the corporate level and again as dividends in the hands of the investor. An income trust generally pays no Canadian tax on earnings distributed directly to the security holders and, if properly structured, should not be subject to U.S. Federal income tax. This flow-through structure means that the distributions to income trust investors are generally higher than dividends from an equivalent corporate entity.

Despite the potential for attractive regular payments, income trusts are equity investments, not fixed income securities, and they share many of the risks inherent in stock ownership. In addition, an income trust may lack diversification, as such trusts are primarily invested in real estate, oil and gas, pipelines, and other infrastructure; potential growth may be sacrificed because revenue is passed on to security holders, rather than reinvested in the business. Income trusts do not guarantee minimum distributions or even return of capital; therefore, if the business starts to lose money, the trust can reduce or even eliminate distributions. The tax structure of income trusts described above, which would allow income to flow through to investors and be taxed only at the investor level, could be challenged under existing laws, or the tax laws could change.

         Indexed Securities

Each Fund may purchase indexed securities subject to its operating policy regarding derivative instruments. Indexed securities are securities the value of which varies in relation to the value of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Subject to the requirements of Rule 2a-7, Ivy Money Market Fund may purchase securities the value of which varies in relation to the value of financial indicators such as other securities, securities indexes or interest rates, as long as the indexed securities are U.S. dollar-denominated. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. IICO will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of a Fund's investment allocations, depending on the individual characteristics of the securities. Certain indexed securities that are not traded on an established market may be deemed illiquid.

         Initial Public Offerings

Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. Some Funds may engage in short-term trading in connection with their IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

         Investment Company Securities

Each Fund may purchase securities of investment companies, subject to the restrictions of the 1940 Act. Ivy Asset Strategy Fund, Ivy Capital Appreciation Fund and Ivy Energy Fund may purchase securities of open-end and closed-end investment companies. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

Closed-end Investment Companies. Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, each Fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for some of the Funds otherwise permitted to invest in foreign securities to invest indirectly in certain developing markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their NAVs. If the Fund acquires shares of closed-end investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

Exchange Traded Funds. Ivy Asset Strategy Fund, Ivy Capital Appreciation Fund and Ivy Energy Fund may invest in Exchange Traded Funds (ETFs) as a means of tracking the performance of a designated stock index while maintaining liquidity. For example, a Fund may invest in S&P 500 Depositary Receipts (SPDRs), which track the S&P 500 Index; S&P MidCap 400 Depositary Receipts (MidCap SPDRs), which track the S&P MidCap 400 Index; and "Dow Industrial Diamonds," which track the Dow Jones Industrial Average, or in other ETFs which track indexes, provided that such investments are consistent with a Fund's investment objective as determined by IICO or the Fund's subadvisor, as applicable. Each of these securities represents shares of ownership of a long-term unit investment trust that holds a portionate amount of shares of all of the issuers included in the relevant underlying index. Since most ETFs are a type of investment company, the Funds' purchases of ETF shares are subject to the non-fundamental investment restrictions regarding investments in other investment companies.

ETFs carry a price which equals a specified fraction of the value of the designated index and are exchange traded. As with other equity transactions, brokers charge a commission in connection with the purchase of ETFs. In addition, an asset management fee is charged in connection with the underlying unit investment trust (which is in addition to the investment management fee paid by a Fund).

Trading costs for ETFs are somewhat higher than those for stock index futures contracts, but, because ETFs trade like other exchange-listed equities, they represent a quick and convenient method of maximizing the use of a Fund's assets to track the return of a particular stock index.

Investments in an ETF generally present the same primary risks as investments in a conventional Fund, which are not exchange traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETFs shares may trade at a premium or discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

         Lending Securities

For the purpose of realizing additional income, each Fund may make secured loans of portfolio securities amounting to the maximum amount of total assets allowed by the SEC (currently, one-third of total assets which, for purposes of this limitation, will include the value of collateral received in return for securities loaned). If a Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. The Fund also receives additional compensation. Under a Fund's current securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by IICO. The creditworthiness of entities to which a Fund makes loans of portfolio securities is monitored by IICO throughout the term of the loan.

Any securities loans that a Fund makes must be collateralized in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the Fund must receive collateral equal to no less than 100% of the market value of the securities lent. Under the present Guidelines, the collateral must consist of cash, U.S. government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

The letters of credit that a Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to IICO. The Fund will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. The Fund will lose its voting rights on securities loaned, and may not be able to have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover the rules which may be changed without shareholder vote as to (1) whom securities may be lent, (2) the investment of cash collateral, or (3) voting rights.

There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities lent increases, as well as risks of delay in recovering the securities lent or even loss of rights in collateral should the borrower fail financially.

         Loans and Other Direct Debt Instruments

Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Ivy Asset Strategy Fund may invest in direct debt instruments, subject to its policies regarding the quality of debt securities.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If Ivy Asset Strategy Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to Ivy Asset Strategy Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on IICO's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, Ivy Asset Strategy Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Investments in direct debt instruments may entail less legal protection for Ivy Asset Strategy Fund. Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

For purposes of the limitations on the amount of total assets that Ivy Asset Strategy Fund will invest in any one issuer or in issuers within the same industry, the Fund generally will treat the borrower as the issuer of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, Securities and Exchange Commission (SEC) interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

         Master Limited Partnerships

Ivy Energy Fund may invest in master limited partnerships. A master limited partnership is a limited partnership in which the ownership units are publicly traded. Master limited partnership units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Master limited partnerships often own or hold interests in properties or businesses that are related to a particular industry. Generally, a master limited partnership is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in a master limited partnership are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a master limited partnership than investors in a corporation. Additional risks involved with investing in a master limited partnership are risks associated with the specific industry or industries in which the partnership invests.

Additionally, since master limited partnerships generally conduct business in multiple states, the Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund's return on its investment in the master limited partnership.

         Money Market Instruments

Money market instruments are high-quality, short-term debt instruments that generally present minimal credit risk. They may include U.S. government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

         Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The U.S. government mortgage-backed securities in which a Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

The Funds may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and the Funds may so invest as long as IICO determines that such investments are consistent with the Fund's goals and investment policies.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the U.S. government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

         Municipal Bonds

Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. In general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

A special class of bonds issued by state and local government authorities and agencies are private activity bonds (PABs). Only those PABs the interest on which is free from Federal income taxation (although the interest may be an item of tax preference for purposes of the Federal alternative minimum tax (AMT)) will be considered municipal bonds for purposes of Ivy Municipal Bond Fund's investment policies. In general, PABs are revenue bonds and are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. They generally depend for their credit quality on the credit standing of the company involved. Therefore, to the extent the Fund invests a significant amount of its total assets in bonds issued by entities in any one industry, it will be subject to the risks inherent in the industry to which the issuer belongs.

For example, a hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management and medical capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible Federal legislation limiting the rates of increase of hospital charges. Significant events impacting the hospital industry in any one of these areas might adversely affect the industry's ability to service its debt or to pay principal when due.

Municipal leases and participation interests therein are another specific type of municipal bond. The factors that IICO considers in determining whether any rated municipal lease obligations are liquid include the following: (1) the frequency of trades and quotes for the obligations; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the securities; (4) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer; (5) the likelihood that the marketability of the obligation will be maintained through the time the instrument is held; (6) the credit quality of the issuer and the lessee; and (7) the essentiality to the lessee of the property covered by the lease. Unrated municipal lease obligations are considered illiquid. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a variety of equipment and facilities. The Funds have not held and do not intend to hold such obligations directly as a lessor of the property but may from time to time purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt, including voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sale contracts have evolved as means for governmental issuers to acquire property and equipment without being required to meet these constitutional and statutory requirements. Many leases and contracts include non-appropriation clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. In determining the liquidity of a municipal lease obligation, IICO will differentiate between direct interests in municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond, a tax-exempt asset-backed security or any other investment structure using a municipal lease-purchased agreement as its base. While the former may present liquidity issues, the latter are based on a well-established method of securing payment of a municipal lease obligation.

IICO and the Funds rely on the opinion of bond counsel for the issuer in determining whether the interest on such issuers obligations is excludable from gross income for Federal income tax purposes. If a court holds that interest on an obligation held by Ivy Municipal Bond Fund is not excludable from gross income for Federal income tax purposes, the Fund will sell the obligation as soon as possible, but it might incur a loss upon such sale.

With respect to ratings of municipal bonds (see, Appendix A), now or in the future, S&P or Moody's may use different rating designations for municipal bonds depending on their maturities on issuance or other characteristics. For example, Moody's currently rates the top four categories of municipal notes (i.e., municipal bonds generally with a maturity at the time of issuance ranging from six months to three years) as MIG 1, MIG 2, MIG 3 and MIG 4. A Fund is not required to dispose of any municipal bond if its rating falls below the rating required for its purchase, nor does such a fall in rating affect the amount of unrated municipal bonds that a Fund may buy.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by an issuing state's proportionate share in the Master Settlement Agreement (MSA). The MSA is a settlement agreement between certain states and U.S. tobacco manufacturers representing approximately 95% of the combined market share of tobacco manufacturers. The MSA provides for payments by the tobacco manufacturers to the states, in perpetuity, in exchange for a release of claims against the manufacturers and a pledge of no further tobacco-related litigation.

A number of states have securitized the future flow of these payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, which in turn is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be negatively affected if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. An MSA-participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Certain tobacco revenue bonds are supported by an annual state appropriation to pay any short falls in the payment of principal and interest on the bonds and are backed by the revenues of the state. Bonds having this additional layer of credit support present less risk to a Fund than stand-alone MSA bonds.

         Natural Resources and Physical Commodities

Since Ivy Energy Fund may invest a portion of its assets in securities of companies engaged in natural resources activities, this Fund may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund's securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources may also fluctuate directly with respect to real and perceived inflationary trends and various political developments. In selecting the Fund's investments, IICO will consider each company's ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company's failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the U.S. are subject to significant Federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. Such regulations may also hamper the development of new technologies. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.

Generally, energy commodities, such as coal, natural gas and crude oil, have distinctly higher volatility than other types of commodities, due in part to real time pricing and cross-commodity arbitrage described below. In purchasing related securities, IICO considers the integration of derivatives and physical trades for risk management in a real-time environment in order to meet the demands of the marketplace. As well, scheduling receipts, deliveries and transmission of a commodity can all impact investments in commodities.

Energy commodities have unique market risks and physical properties which can affect the available supply. Factors unique to energy commodities include: research and development, location, recovery costs, transportation costs, conversion costs, and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand.

As well, an investor in commodities must be able to manage cross-commodity arbitrage, i.e., the ability to determine positions stated in equivalent units of measure (Btu units). When assessing an investment opportunity--in coal, natural gas or crude oil--this calculation can be critical in determining the success an investor has when calculating how a trade breaks down into a single common denominator. Coal tolling, for instance, involves the conversion of coal to electricity for a fee. The tolling of coal gives marketers, suppliers and generators another arbitrage opportunity if there is a disparity between coal and electricity prices while providing some added liquidity between the two commodities.

Principal risks of investing in certain types of commodities include:

  Cross-commodity arbitrage can negatively impact the Fund's investments;
  Fluctuations in demand can negatively impact individual commodities: alternative sources of energy can create unforeseen competition; changes in weather can negatively affect demand; and global production can alter demand and the need for specific sources of energy;
  Fluctuations in supply can negatively impact individual commodities: transportation costs, research and development, location, recovery/retrieval costs, conversion costs, storage costs and natural disasters can all adversely impact different investments and types of energy;
  Environmental restrictions can increase costs of production;
  Restrictions placed by the government of a developing country related to investment, exchange controls, and repatriation of the proceeds of investment in that country;
  War can limit production or access to available supplies and/or resources.

Investments in precious metals (such as gold) and other physical commodities are considered speculative and subject to special risk considerations, including substantial price fluctuations over short periods of time. On the other hand, investments in precious metals coins or bullion could help to moderate fluctuations in the value of a Fund's holdings, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals. Because precious metals and other commodities do not generate investment income, however, the return on such investments will be derived solely from the appreciation or depreciation on such investments. A Fund may also incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When a Fund purchases a precious metal or other physical commodity, IICO currently intends that it will only be in a form that is readily marketable. Under the Federal tax law, a Fund may not earn more than 10% of its yearly gross income from gains resulting from selling precious metals or any other physical commodity (or options on futures thereon unless the gain is realized from certain hedging transactions). See Taxation of the Funds. Accordingly, a Fundo may be required to hold its precious metals or sell them at a loss, or to sell its securities at a gain, when for investment reasons it would not otherwise do so.

The ability of Ivy Asset Strategy Fund, for defensive purposes, to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to a general decline.

Precious metal prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the price of gold, silver or platinum may fluctuate widely. The sole source of return to Ivy Asset Strategy Fund from such investments will be gains realized on sales; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. Ivy Asset Strategy Fund's direct investment in precious metals is limited by tax considerations. See Taxation of the Funds.

          Options, Futures and Other Strategies

General. IICO may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) to attempt to enhance income or yield or to attempt to hedge a Fund's investments. The strategies described below may be used in an attempt to manage the risks of a Fund's investments that can affect fluctuation in its NAV.

Generally, a Fund (other than Ivy Money Market Fund) may purchase and sell any type of Financial Instrument. However, as an operating policy, a Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. If a Fund is authorized to invest in foreign securities denominated in other currencies, it may purchase and sell foreign currency derivatives.

Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's holdings is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (CFTC). The Funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and the regulations thereunder and, therefore, are not subject to registration or regulation as a commodity pool operator under such Act. In addition, a Fund's ability to use Financial Instruments is limited by tax considerations. See Taxation of the Funds.

In addition to the instruments, strategies and risks described below, IICO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as new techniques are developed, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. IICO may utilize these opportunities to the extent that they are consistent with a Fund's objective(s) and permitted by a Fund's investment limitations and applicable regulatory authorities. A Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Prospectuses or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectuses.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:

(1)         Successful use of most Financial Instruments depends upon IICO's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2)         There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3)         If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because IICO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

(4)         As described below, a Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

(5)         A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

Cover. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that a Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options offer large amounts of leverage, which will result in a Fund's NAV being more sensitive to changes in the value of the related instrument. Each Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This timing risk is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

In addition, futures contract strategies can be used to manage the average duration of a Fund's fixed-income portfolio. If IICO wishes to shorten the average duration of a Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If IICO wishes to lengthen the average duration of a Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit initial margin in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by IICO may still not result in a successful transaction. IICO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, a Fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

Where index futures contracts are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

To the extent that a Fund enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Fund's holdings, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is in-the-money if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is in-the-money if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's total assets that are at risk in futures contracts, options on futures contracts and currency options.

Foreign Currency Hedging Strategies -- Special Considerations. Each Fund (other than Ivy Limited-Term Bond Fund, Ivy Money Market Fund and Ivy Municipal Bond Fund) may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which IICO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts. Each Fund (other than Ivy Limited-Term Bond Fund, Ivy Money Market Fund and Ivy Municipal Bond Fund) may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long hedges; for example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

A Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Fund also may use forward currency contracts to attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that IICO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and IICO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward currency contracts are individually negotiated and privately traded by currency traders and their customers. These forward currency contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency (such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the Fund's commitment to purchase the new (more favorable) currency is limited to the market value of the Fund's securities denominated in the old (less favorable) currency. Because these transactions are not entered into for hedging purposes, the Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, IICO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Fund will be served.

Successful use of forward currency contracts depends on IICO's skill in analyzing and predicting currency values. Forward currency contracts may substantially change a Fund's exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as IICO anticipates. There is no assurance that IICO's use of forward currency contracts will be advantageous to a Fund or that IICO will hedge at an appropriate time.

Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Turnover. A Fund's options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. Each Fund (other than Ivy Money Market Fund) may enter into swaps, including caps, floors and collars, for any legal purpose consistent with its investment objective and policies, including to attempt to obtain or preserve a particular return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to attempt to enhance yield, to protect against currency fluctuations, as a duration management technique, or to gain exposure to certain markets in the most economical way possible.

A swap agreement is a derivative involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates (periodic payment dates) on the basis of a specified amount (notional principal amount). Examples of swap agreements include, but are not limited to, interest rate swaps (including caps, floors and collars), credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps.

The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps, floors and collars have an effect similar to buying or writing options.

The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. A "differential" swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Consistent with a Fund's investment objectives and general investment policies, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap

The use of swap agreements by a Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, referenced rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transaction may be subject to a Fund's limitation on investments in illiquid securities.

Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a Fund, as that term is defined in the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. A Fund bears the risk that IICO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If IICO attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause significant losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if IICO does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

The creditworthiness of firms with which a Fund enters into swaps, caps, floors or collars will be monitored by IICO. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. Each Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. IICO and the Funds believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

         Repurchase Agreements

Each Fund may purchase securities subject to repurchase agreements. If the repurchase agreement is not terminable within seven days, the securities will be considered illiquid. See Illiquid Investments. A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

The majority of the repurchase agreements in which a Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. A Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by IICO.

         Restricted Securities

Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. For example, the Fund may purchase commercial paper that is issued in reliance on the so-called private placement exemption from registration that is afforded by Section 4(2) (Section 4(2) paper) of the 1933 Act. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets are often subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, e.g., Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See Illiquid Investments.

         Short Sales Against the Box

Ivy Energy Fund may sell securities "short against the box." Whereas a short sale is the sale of a security the Fund does not own, a short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. The Fund has no present intention to sell securities short in this fashion.

         U.S. Government Securities

Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities) are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

Certain securities issued or guaranteed by U.S. government agencies or instrumentalities are backed by the full faith and credit of the U.S. government, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration.

Other securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. government. For example, some securities are supported by the right of the agency or instrumentality to borrow from the Treasury, such as securities issued by the Federal Home Loan Banks, Freddie Mac, Fannie Mae, or Student Loan Marketing Association, and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority.

If the securities issued or guaranteed by a U.S. government agency or instrumentality are not backed by the full faith and credit of the U.S. government, there can be no assurance that the U.S. government would provide financial support to the agency or instrumentality. A Fund will invest in securities of agencies and instrumentalities only if IICO is satisfied that the credit risk involved is acceptable.

U.S. government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by U.S. government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See Mortgage-Backed and Asset-Backed Securities. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit.

         Variable or Floating Rate Instruments

Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

         Warrants and Rights

Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. They are also generally less liquid than an investment in the underlying securities.

         When-Issued and Delayed-Delivery Transactions

Each Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold by a fund are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of securities in determining its NAV per share. When the Fund sells securities on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the securities. When the Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining the Fund's NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

The use of when-issued transactions and forward commitments enables a Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of IICO to correctly anticipate increases and decreases in interest rates and prices of securities. If IICO anticipates a rise in interest rates and a decline in prices and, accordingly, a Fund sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If IICO anticipates a decline in interest rates and a rise in prices, and, accordingly, the Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether IICO is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in a Fund's NAV.

When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. Each of these Funds may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. To facilitate transactions in when-issued securities and forward commitments, a Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. (At the time a Fund makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV.)

         Zero Coupon Securities

Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash.

A Fund may invest in zero coupon securities that are stripped U.S. Treasury notes and bonds, zero coupon bonds of corporate or municipal issuers and other securities that are issued with original issue discount (OID). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities and includable in the dividends it pays to its shareholders. The Fund will pay those dividends from its cash assets or by liquidation of portfolio securities, if necessary, at a time when it otherwise might not have done so. The Fund may realize capital gains or losses from those sales, which would increase or decrease its taxable income and/or net capital gains.

A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

         Defensive Purposes

For temporary or defensive purposes, each Fund may invest in cash or cash items without limitation. The "cash items" in which each Fund may invest, include short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of investment companies that invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to their own fees and expenses); and other similar high-quality short-term U.S. dollar-denominated obligations.

Investment Restrictions and Limitations

Certain of the Funds' investment restrictions and other limitations are described in this SAI. The following are each Fund's fundamental investment restrictions set forth in their entirety, which, like each Fund's objective(s), cannot be changed without shareholder approval for the affected Fund. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67% or more of a Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in the percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the restriction.

Fundamental Investment Restrictions and Limitations

(1)

Each Fund (other than Ivy Asset Strategy Fund) may not buy real estate, any nonliquid interests in real estate investment trusts or interests in real estate limited partnerships; however, each of these Funds may buy obligations or instruments that it otherwise may buy even though the issuer invests in real estate or interests in real estate. Ivy Asset Strategy Fund may not invest in real estate limited partnerships or purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent this Fund from purchasing and selling securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent this Fund from purchasing interests in pools of real estate mortgage loans);

(2)

Each Fund (other than Ivy Asset Strategy Fund, Ivy Capital Appreciation Fund and Ivy Energy Fund) may not acquire shares of an investment company that issues redeemable securities. Each Fund (other than Ivy Limited-Term Bond Fund, Ivy Money Market Fund or Ivy Municipal Bond Fund) may buy shares of an investment company that does not issue redeemable securities if the Fund does so in a regular transaction in the open market and in compliance with the requirements of the 1940 Act. Each of these Funds may purchase such securities if, as a result of such purchase, no more than 10% of its total assets are invested in such securities.

As operating policies, Ivy High Income Fund and Ivy Science and Technology Fund do not intend to invest more than 5% of their respective total assets in such securities; Ivy Asset Strategy Fund, Ivy Capital Appreciation Fund and Ivy Energy Fund may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act;

Notwithstanding the foregoing, each of the Funds (other than Ivy Limited-Term Bond Fund, Ivy Money Market Fund or Ivy Municipal Bond Fund) may also acquire investment company shares as part of a merger, consolidation or other reorganization;

(3)

The following applies to each of Ivy Core Equity Fund, Ivy Small Cap Growth Fund, Ivy Limited-Term Bond Fund, Ivy Municipal Bond Fund, Ivy Asset Strategy Fund, Ivy Science and Technology Fund, Ivy Mid Cap Growth Fund and Ivy Money Market Fund:

The Fund may not lend money or other assets, other than through certain limited types of loans; however, each Fund may buy debt securities and other obligations consistent with its objective(s) and its other investment policies and restrictions, may enter into repurchase agreements (see Repurchase Agreements) and, except Ivy Municipal Bond Fund, may lend its portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act and as consistent with its objective(s) and its other investment policies and restrictions;

The following interpretation applies to, but is not part of, this fundamental restriction: the Fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

The following applies to Ivy High Income Fund, Large Cap Growth Fund and Ivy Capital Appreciation Fund:

The Fund may not make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, lend Fund securities in accordance with its investment objective and policies and enter into repurchase agreements, to the extent allowed, and in accordance with the requirements, under the 1940 Act. For purposes of this restriction, the participation of the Fund in a credit facility whereby the Fund may directly lend and borrow money for temporary purposes, provided that the loans are made in accordance with an order of exemption from the Securities and Exchange Commission and any conditions thereto, will not be considered the making of a loan.

(4)	No Fund may invest for the purpose of exercising control or management of another issuer;

(5)

No Fund may sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent a Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (3) a Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

(6)

No Fund may engage in the underwriting of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under Federal securities laws;

(7)

No Fund may invest in a security if, as a result, it would own more than 10% of the outstanding voting securities of an issuer, or if more than 5% of a Fund's total assets would be invested in securities of that issuer, provided that U.S. government securities are not subject to this limitation and up to 25% of the total assets of each Fund may be invested without regard to these restrictions;

(8)

No Fund (other than Ivy Science and Technology Fund and Ivy Energy Fund) may buy a security, except for U.S. government securities, if, as a result, 25% or more of the Fund's total assets would then be invested in securities of issuers having their principal business activities in the same industry, except for municipal bonds (other than PABs) for Ivy Municipal Bond Fund and except for bank obligations and instruments for Ivy Money Market Fund;

(9)	Ivy Money Market Fund and Ivy Municipal Bond Fund may not purchase warrants;

(10)

Each Fund (other than Ivy Asset Strategy Fund) may not purchase or sell physical commodities; however, this policy does not prevent these Funds (other than Ivy Money Market Fund, Ivy Limited-Term Bond Fund or Ivy Municipal Bond Fund) from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments. Ivy Asset Strategy Fund may not purchase or sell physical commodities, except that this Fund may purchase and sell precious metals for temporary, defensive purposes; however, this policy shall not prevent this Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments. Ivy Energy Fund may invest in commodities relating to the energy sector, as described in the Prospectus and this SAI; as well, the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI. This policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

(11)	No Fund may issue senior securities. Each Fund may, however, issue additional series and classes of shares in accordance with the Articles of Incorporation.

Each Fund (other than Ivy Asset Strategy Fund, Ivy High Income Fund, Large Cap Growth Fund, Ivy Capital Appreciation Fund and Ivy Mid Cap Growth Fund) may not borrow money, except that these Funds may borrow money (and pledge assets in connection therewith) from banks for temporary, extraordinary or emergency purposes but only up to 5% of their respective total assets (10% of the total assets of Ivy Money Market Fund).

Ivy Asset Strategy Fund, Ivy High Income Fund, Large Cap Growth Fund and Ivy Capital Appreciation Fund may each borrow money only for temporary, emergency or extraordinary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of Ivy Asset Strategy Fund's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation. For purposes of this limitation, three days means three days, exclusive of Sundays and holidays.

Ivy Money Market Fund may not pledge, mortgage, or hypothecate assets as security for indebtedness except to secure permitted borrowings;

(12)	Each Fund (except Ivy Asset Strategy Fund) may not invest in interests in oil, gas or mineral leases or mineral development programs, including oil and gas limited partnerships; and

(13)	No Fund may participate on a joint, or a joint and several basis, in any trading account in securities.

The method of determining who is an issuer for purposes of the 5% limitation in fundamental restriction (7) is non-fundamental. In particular, in applying this limitation:

(a)

For municipal bonds created by a particular government but backed only by the assets and revenues of a subdivision of that government, such as an agency, instrumentality, authority or other subdivision, the Fund considers such subdivision to be the issuer;

(b)	For PABs, the nongovernmental user of facilities financed by the user is considered a separate issuer; and

(c)

Ivy Municipal Bond Fund considers a guarantee of a municipal bond to be a separate security that would be included in the limitation if the value of all municipal bonds created by the guarantor and owned by the Fund exceeds 10% of the value of the Fund's total assets. A municipal bond issuer will not be considered the guarantor for purposes of this limitation.

The following investment restrictions are not fundamental and may be changed by the Board of Directors without shareholder approval:

(1)

During normal market conditions, at least 80% of the net assets of Ivy Small Cap Growth Fund will be invested in small-cap growth stocks; at least 80% of the net assets of Ivy Large Cap Growth Fund will be invested in large-cap growth stocks; at least 80% of the net assets of Ivy Mid Cap Growth Fund will be invested in mid-cap growth stocks; at least 80% of Ivy Capital Appreciation Fund's and Ivy Core Equity Fund's net assets will be invested in equity securities, respectively; at least 80% of the net assets of Ivy Energy Fund will be invested in securities of companies within the energy sector, which includes all aspects of the energy industry, including exploration, discovery, production, distribution or infrastructure of energy and/or alternative energy sources; at least 80% of the net assets of Ivy Science and Technology Fund will be invested in securities of science and technology companies or companies that benefit from the application of science and/or technology innovations; at least 80% of the net assets of Ivy Limited-Term Bond Fund will be invested in bonds with limited maturities; and at least 80% of the net assets of Ivy Municipal Bond Fund will be invested in municipal bonds.

Each Fund will notify Fund shareholders at least 60 days prior to a change in its respective 80% investment policy.

(2)

Ivy High Income Fund will not purchase a common stock if, as a result, more than 20% of its total assets would be invested in common stocks. This 20% limit includes common stocks acquired on conversion of convertible securities, on exercise of warrants or call options or in any other voluntary manner. The Fund does not currently intend to invest more than 10% of its total assets in non-dividend-paying common stocks.

(3)

Ivy Municipal Bond Fund does not intend to invest more than 50% of its total assets in PABs. Up to 10% of Ivy Municipal Bond Fund's total assets may be invested in debt securities other than municipal bonds. The Fund will have less than 25% of its total assets invested in securities of issuers located in any single state.

(4)

Ivy Money Market Fund may not purchase the securities of any one issuer (other than U.S. government securities) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of any one issuer, as determined in accordance with Rule 2a-7; provided, however, the Fund may invest up to 25% of its total assets in first tier securities of a single issuer for a period of up to 3 business days after purchase. The Fund may rely on this exception only as to one issuer at a time. Ivy Money Market Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category by the requisite rating organization(s) or comparable unrated securities, with investments in such securities of any one issuer (except U.S. government securities) limited to the greater of 1% of the Fund's total assets or $1,000,000, as determined in accordance with Rule 2a-7.

(5)

Each Fund (other than Ivy Asset Strategy Fund, Ivy High Income Fund, Ivy Municipal Bond Fund and Ivy Money Market Fund) does not currently intend to invest in non-investment grade debt securities and unrated securities judged by IICO to be of equivalent quality if, as a result, more than 5% of its total assets, respectively, would consist of such investments. Ivy Asset Strategy Fund may not invest more than 35% of its total assets in non-investment grade debt securities. Ivy High Income Fund may invest all of its assets in non-investment grade debt securities. Ivy Limited-Term Bond Fund does not currently intend to invest more than 50% of its total assets in securities rated in the lowest tier of investment grade debt securities (those rated BBB by S&P or Baa by Moody's). At least 80% of Ivy Municipal Bond Fund's net assets will consist of municipal bonds of investment grade. Ivy Money Market Fund may not invest in non-investment grade debt securities. Ivy Energy Fund may not invest more than 10% of its total assets in non-investment grade debt securities.

(6)

Subject to the diversification requirements of Rule 2a-7, Ivy Money Market Fund may invest up to 10% of its total assets in Canadian Government obligations. Ivy Money Market Fund may not invest more than 25% of its total assets in a combination of foreign obligations and instruments.

(7)	Ivy Asset Strategy Fund, Ivy Energy Fund, Ivy High Income Fund and Ivy Science and Technology Fund may each invest an unlimited amount of its total assets in foreign securities.

(8)

Each of Ivy Core Equity Fund and Ivy Small Cap Growth Fund may invest up to 20% of its net assets, respectively, in foreign securities. Each of Ivy Large Cap Growth Fund, Ivy Mid Cap Growth Fund and Ivy Capital Appreciation Fund may invest up to 25% of its total assets, respectively, in foreign securities. Ivy Municipal Bond Fund and Ivy Money Market Fund may invest in U.S. dollar-denominated commercial paper and other short-term equivalent securities issued by domestic and foreign issuers. Ivy Limited-Term Bond Fund may only invest in U.S. dollar denominated securities issued by domestic and foreign issuers.

(9)

Each Fund may not purchase a security if, as a result, more than 15% (10% for Ivy Money Market Fund) of its net assets would consist of illiquid investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued.

(10)

Each Fund (other than Ivy Money Market Fund) is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments only if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

(11)	Ivy Asset Strategy Fund may borrow money only from a bank. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(12)

Ivy Mid Cap Growth Fund may borrow only from banks and only to the extent that the value of its assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing.

(13)

Ivy Asset Strategy Fund may invest in money market instruments rated in one of the two highest categories by the requisite NRSRO or , if unrated, judged by IICO to be of comparable quality; provided, however, that the Fund may invest in a money market instrument rated below the two highest rating categories if such instrument is subject to a letter of credit or similar unconditional credit enhancement that is rated in one of the two highest categories by an NRSRO, or, if unrated, judged by IICO to be of comparable quality.

(14)

Ivy Asset Strategy Fund does not currently intend to lend assets other than securities to other parties, except by acquiring loans, loan participations, or other forms of direct debt instruments. (This limitation does not apply to purchases of debt securities and other obligations or to repurchase agreements.)

(15)	Ivy Asset Strategy Fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

(16)

Ivy Money Market Fund will not invest in any security whose interest rate or principal amount to be repaid, or timing of repayments, varies or floats with the value of a foreign currency, the rate of interest payable on foreign currency borrowings, or with any interest rate or currency other than U.S. dollars.

(17)

Any Fund whose shares are acquired by another Fund of the Corporation or Ivy Funds in accordance with Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

An investment policy or limitation that states a maximum percentage of a Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, a Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations.

Portfolio Turnover

A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A portfolio turnover rate of 100% would mean that the Fund had sold and purchased securities valued at 100% of its net assets within a one-year period. A Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

The portfolio turnover rates for the fiscal years ended March 31, 2007 and 2006 for each of the Funds were as follows:

	2007	2006
Ivy Asset Strategy Fund	123%	53%
Ivy Capital Appreciation Fund	95%	60%
Ivy Core Equity Fund	114%	79%
Ivy Energy Fund	11%	N/A
Ivy High Income Fund	98%	45%
Ivy Large Cap Growth Fund	93%	79%
Ivy Limited-Term Bond Fund	41%	28%
Ivy Mid Cap Growth Fund	25%	28%
Ivy Money Market Fund	N/A	N/A
Ivy Municipal Bond Fund	26%	20%
Ivy Science and Technology Fund	81%	112%
Ivy Small Cap Growth Fund	96%	87%

The portfolio turnover rate for the common stock portion of Ivy Asset Strategy Fund's portfolio for the fiscal year ended March 31, 2007 was 148%; the rate for the remainder of the portfolio was 8%.

The turnover rate Ivy Asset Strategy Fund is a regular component of their investment style. However, the turnover rate for Ivy Asset Strategy Fund for the fiscal year ended March 31, 2006 was significantly lower than the turnover rate for the fiscal year ended March 31, 2007 which is primarily due to the belief, by the portfolio managers, that the portfolio composition put into place over the course of the prior fiscal year has proved to be beneficial in the fiscal year ended March 31, 2006.

A high turnover rate will increase transaction costs and commission costs that will be borne by the Funds and could generate taxable income or loss.

Disclosure of Portfolio Holdings

The Funds have adopted policies and procedures intended to prevent unauthorized disclosure of Fund portfolio holdings information (Policy). The Policy permits disclosure of non-public portfolio holdings to selected parties only when a Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information.

         Publicly Available Portfolio Holdings

         A Fund's portfolio holdings are publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the day next following the day such information is posted on the Ivy Funds website. This information may be a Fund's complete portfolio holdings disclosed in the Fund's semi-annual or annual reports and filed with the SEC on Form N-CSR or in the Fund's first and third quarter reports and filed with the SEC on Form N-Q. This information may also be a partial listing, such as a Fund's top ten portfolio holdings posted on the Ivy Funds website (approximately 30 days after quarter-end).

         Non-Public Portfolio Holdings

         The Policy allows the disclosure of a Fund's non-public portfolio holdings for a Fund's legitimate business purposes, subject to certain conditions, to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients. Non-public portfolio holdings may not be disclosed to members of the media under any circumstance.

         The Corporation's Treasurer or his designee may provide a Fund's non-public portfolio holdings to a rating and ranking organization (for example, Lipper, Morningstar, etc.), on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

         A service provider or other third party that receives information about a Fund's non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (for example, a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

         A Fund's partial or complete portfolio holdings may be disclosed as frequently as monthly, to certain other persons (recipients), including broker/dealers, current and prospective shareholders of the Fund and current and prospective clients of IICO (or its affiliate), provided that:

  The recipient requests such information from IICO (or its affiliate);
  The individual receiving the request, in conjunction with the Fund's Chief Compliance Officer (CCO), determines that the Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient;
  The individual receiving the request obtains prior approval from the Legal Department;
  The recipient signs a confidentiality agreement that provides that the non-public portfolio holdings: (a) will be kept confidential; (b) may not be used to trade in any such portfolio holding that has not been made publicly available nor to purchase or redeem shares of the Fund or any other fund managed by IICO or its affiliate holding such security; and (c) may not be disseminated or used for any purpose other than the purpose referenced in the confidentiality agreement; and
  No compensation is received by the Funds, IICO or any other party in connection with the disclosure of information about portfolio securities.

The Policy provides that attribution reports containing only sector and/or industry breakdown for a Fund can be released without a confidentiality agreement and without regard to any time constraints.

In determining whether there is a legitimate business purpose for making disclosure of a Fund's non-public portfolio holdings information, the CCO will typically consider whether the disclosure is in the best interests of Fund shareholders and whether any conflict of interest exists between the shareholders and the Fund or IICO or its affiliates. The Policy is subject to periodic review by the Board of Directors. As part of the annual review of the Fund's compliance policies and procedures, the CCO will report to the Board of Directors regarding the operation and effectiveness of the Policy, including as to any changes to the Policy that have been made or recommendations for future changes to the Policy.

The following is a list of those entities with which there is currently an ongoing arrangement to make available non-public information about a Fund's portfolio securities holdings.

Custodian, Auditors and Service Providers
UMB Bank, n.a.
Citigroup Global Transaction Services
Deloitte & Touche LLP
Bell Boyd & Lloyd LLP
Ivy Investment Management Company
Waddell & Reed Services Company
Ivy Funds Distributor, Inc.

Pursuant to a custodian contract, each Fund has selected UMB Bank, n.a. as custodian for its securities and cash. As custodian, UMB Bank maintains all records relating to each Fund's activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by the custodian. The Fund's sub-custodian, Citibank, N.A., serves a similar function for foreign securities.

Rating, Ranking and Research entities
Bloomberg
Lipper
Morningstar
Standard & Poors
Thompson Financial
Vickers
Wiesenberger
Ibbotson
Vestek

         Each Fund may send its complete portfolio holdings information to one or more of the rating, ranking and /or research agencies listed above for the purpose of having such agency develop a rating, ranking or specific research product for the Fund.

Brokerage and Brokerage-related information entities
A.G. Edwards & Sons, Inc.
ABN Amro, Inc.
Advest, Inc.
American Technology Research
Avondale Partners
Bank of America Securities, LLC
Bank of New York
BankOne Securities Corp,
Barclay's Capital, Inc.
Barrington Research
BB & T Capital Markets
BCP Securities LLC
Bear Stearns & Co.
Belle Haven Investments, L.P.
Bergen Capital, Inc.
Blaylock & Partners, L.P.
Bloomberg Tradebook, LLC
BMO Capital Markets
BNP Paribas
BNY Capital Markets
Bonds Direct Securities, LLC
BOSC, Inc.
Canaccord Adams
Cantor Fitzgerald and Co.
Caris and Company
C.E. Unterberg Towbin
CIBC World Markets Corp.
Citigroup Global Markets, Inc.
Cleveland Research Company
Commerce Bank
Cowen & Company
Craig-Hallum Capital Group
Crews & Associates, Inc.
CRT Capital Group, LLC
Credit Suisse First Boston, LLC
D.A. Davidson
DebtTraders, Inc.
Detwiler, Mitchell, Fenton & Graves
Deutsche Bank, AG
Dougherty & Company, LLC
Dresdner Kleinwort Wasserstein Securities, LLC
Duncan-Williams, Inc.
Empirical Research Partners
Fidelity Capital Markets
Fifth Third Securities, Inc.
Fig Partners
First Albany Capital, Inc.
First Analysis
First Southwest Company
First Union Securities, Inc.
Fox-Pitt Kelton, Inc.
Friedman, Billings, Ramsey & Co.
FTN Financial Capital Markets
Fulcrum Investment Group, LLC
George K. Baum & Company
Griffin, Kubik, Stephens & Thompson, Inc.
Global Financial Services, LLC
GMS Group, LLC
Goldman Sachs & Co.
GX Clarke & Co.
Hanifen, Imhoff, Inc.
Herbert J. Sims & Co., Inc.
Hibernia Southcoast Capital, Inc.
Hoenig & Company
Howard Weil, Inc.
HSBC Securities, Inc.
ING Financial Markets, LLC
Institutional Shareholder Services
Jefferies Group, Inc.
JMP Securities
JP Morgan Securities, Inc.
Kaufman Brothers
KBC Financial Products USA, Inc.
Keefe, Bryette & Woods, Inc.
KeyBanc Capital Markets
Kirkpatrick, Pettis, Smith, Polian, Inc.
Lazard Freres & Co., LLC
Leerink Swann & Co
Legg Mason Wood Walker, Inc.
Lehman Brothers, Inc.
Libertas Partners LLC
Longbow Research
Loop Capital Markets LLC
Maxcor Financial, Inc.
Merrill Lynch Pierce Fenner & Smith
Mesirow Financial, Inc.
Mizuho Securities USA, Inc.
Morgan Keegan & Co., Inc.
Morgan Stanley & Co., Inc.
M.R. Beal and Co.
National City Investments
Needham & Company, Inc.
Newman & Assoc., Inc
Next Generation Equity Research
Nomura Securities International, Inc.
Northland Securities
Off The Record Research
Oppenheimer
Pacific Crest
Pacific Growth Equities
Paine Webber, Inc.
Pickering Energy Partners, Inc.
Piper Jaffray & Co.
Prager, Sealy & Co., LLC
Pressprich
Prudential Securities
Raymond James & Associates, Inc.
RBC Capital Markets
RBC Dain Rauscher, Inc.
RBC Dominion Securities, Corp.
RFC
Robert W. Baird & Co., Inc.
Rodman and Renshaw
Roth Capital Partners
Salomon Brothers
Sandler O'Neill
Sanders Morris Harris Group
Sanford C. Bernstein
Santander Central Hispano
Scotia Capital (USA), Inc.
Seattle Northwest Securities Corp.
Siebert Brandford Shank & Co., LLC
Soleil Securities Corp.
Southwest Securities, Inc.
Spear Leads & Kellog, L.P.
Stanford Washington Research Group
Stephens, Inc.
Sterne, Agee & Leach
Stifel, Nicolaus & Co.
Sun Trust Robinson Humphrey
TD Securities (USA), Inc.
Tejas Securities Group
TFC Financial Management
Think Equity Partners
Thomas Weisel Partners
Toronto Dominion Investments, Inc.
UBS Investment Bank
W.H. Mell Associates, Inc.
Wachovia Securities, LLC
Washington Analysis
Wedbush Morgan Securities
William Blair & Co.
(B.C.) Ziegler & Company
Ziegler Securities
Zions Investment Securities, Inc.

Each Fund may send its complete portfolio holdings information to one or more of the brokerage and/or research firms listed above for the purpose of having such entity provide specific research and security-related information to the Fund. No compensation is received by any Fund, IICO or its affiliates and portfolio holdings information will only be provided for legitimate business purposes.

The Fund may, in the future, modify or terminate any or all of these arrangements and/or enter into additional arrangements of this nature.

MANAGEMENT OF THE FUNDS

Directors and Officers

The Corporation is governed by the Board of Directors (the Board). A majority of the Board members are not "interested persons" as defined in Section 2(a)(19) of the 1940 Act and therefore qualify as Disinterested Directors. The Board elects the officers who are responsible for administering the Funds' day-to-day operations. The members of the Board are also Trustees for, and similarly oversee the operations of, each of the 16 funds in Ivy Funds, which, together with the 12 funds in the Ivy Funds, Inc., comprise the Ivy Family of Funds. The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Ivy Family of Funds and the Advisors Fund Complex, which is comprised of each of the funds in the Waddell & Reed Advisors Funds (22 funds), W&R Target Funds, Inc. (21 funds) and Waddell & Reed InvestEd Portfolios, Inc. (three funds). Jarold W. Boettcher, Eleanor B. Schwartz, Joseph Harroz, Jr. and Henry J. Herrmann also serve as directors of each of the funds in the Advisors Fund Complex.

Joseph Harroz, Jr. serves as Independent Chair of the Corporation's Board and of the Board of Trustees of Ivy Funds.

A Director serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The Board appoints officers and delegates to them the management of the day-to-day operations of each of the Funds, based on policies reviewed and approved by the Board, with general oversight by the Board.

         Disinterested Directors

The following table provides information regarding each Disinterested Director.

NAME, ADDRESS AND AGE	POSITION HELD WITH THE FUND	DIRECTOR SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 Age: 67	Director	Funds: 2003 Fund Complex: 2002	President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present); President of Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present); President of Boettcher Aerial, Inc. (Aerial Ag Applicator) (1983 to present)	74	Director of Guaranty State Bank & Trust Co.; Director of Guaranty, Inc.; Trustee, Kansas Public Employees Retirement System; Director of Advisors Fund Complex (46 portfolios overseen)
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 Age: 57	Director	Funds: 2003 Fund Complex: 2002	Secretary of Streetman Homes, LLP (homebuilding company) (2001 to present); Chief Executive Officer (CEO) of PacPizza LLC (Pizza Hut franchise) (2000 to 2004);	28	Director of Collins Financial Services, a debt recovery company
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 40	Independent Chair Director	2006 Funds: 1998 Fund Complex: 1998	Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)	74	Director of Valliance Bank NA; Director of Advisors Fund Complex (46 portfolios overseen); Director, Melbourne Family Support Organization; Director, Norman Economic Development Coalition
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 55	Director	Funds: 2003 Fund Complex: 2002	Of Counsel, Lee & Smith, PC (law firm) (1996 to present); Member/Manager, Castle Valley Ranches, LLC (ranching) (1995 to present)	28	None
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 70	Director	Funds: 1995 Fund Complex: 1995	Professor Emeritus (2003 to present); Professor of Business Administration, University of Missouri at Kansas City, 1980 to 2003	74	Director of Advisors Fund Complex (46 portfolios overseen)
Michael G. Smith 920 York Road Suite 350 Hinsdale IL 60521 Age: 63	Director	Funds: 2003 Fund Complex: 2002	Retired	28	Director of Executive Board, Cox Business School, Southern Methodist University; Director of Northwestern Mutual Life Series Funds & Mason Street Advisors Funds (18 portfolios overseen)
Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 Age: 64	Director	Funds: 2003 Fund Complex: 1999*	Retired; CEO and Director of Asgard Holding, LLC (computer network and security services) (2002 to 2004); CEO and Director of JBE Technology Group, Inc. (telecommunications services) (2001 to 2003)	28	Director of Hansberger International Funds (5 portfolios overseen)

*Mr. Tighe has been a Trustee for Ivy Funds since 1999. Ivy Funds became part of the Fund Complex in 2002, when Waddell & Reed Financial, Inc. (WDR) acquired the investment adviser of Ivy Funds.

         Interested Directors

A Director is "interested" by virtue of his/her engagement as an officer of WDR or its wholly owned subsidiaries, including the Fund's investment manager, IICO, the Fund's principal underwriter, IFDI, and the Fund's accounting services agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of his/her personal ownership in shares of WDR.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	DIRECTOR/ OFFICER SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	TOTAL NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 Age: 64	President Director	Funds: 2001 Fund Complex: 2001 Funds: 1998 Fund Complex: 1998	CEO of WDR (2005 to present); President, CEO and Chairman of IICO (2002 to present); President, CEO and Chairman of Waddell & Reed Investment Management Company (WRIMCO) (1993 to present); President and Chief Investment Officer (CIO) of WDR (1998 to 2005); Chief Investment Officer of WRIMCO (1991 to 2005) and IICO (2002 to 2005); President of each of the funds in the Fund Complex	74

Director of WDR, IICO, WRSCO, Waddell & Reed, Inc. and WRIMCO; Director of each of the funds in the Advisors Fund Complex (46 portfolios overseen); Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services Inc. (ISI), an affiliate of IICO

         Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Funds' officers are:

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	OFFICER OF FUND SINCE	OFFICER OF FUND COMPLEX SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Joseph W. Kauten 6300 Lamar Avenue Overland Park KS 66202 Age: 38	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	2006 2006 2006 2007	2006 2006 2006 2007

Vice President, Treasurer, Principal Financial Officer and Principal Accounting Officer of each of the funds in the Waddell & Reed Fund Complex (since 2006); Assistant Treasurer of each of the funds in the Waddell & Reed Fund Complex (2003 to 2006); Senior Manager, Deloitte & Touche LLP (2001 to 2003).

Mara D. Herrington 6300 Lamar Avenue Overland Park KS 66202 Age: 43	Vice President Secretary	2006 2006	2006 2006

Vice President and Secretary of each of the funds in the Waddell & Reed Fund Complex (since 2006); Vice President of WRIMCO and IICO (since 2006); formerly, Vice President and Associate General Counsel, Deutsche Investment Management Americas, Inc. (1994 to 2005).

Kristen A. Richards 6300 Lamar Avenue Overland Park KS 66202 Age: 39	Vice President Assistant Secretary Associate General Counsel	2000 2006 2000	2000 2006 2000

Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (since 2006); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)

Daniel C. Schulte 6300 Lamar Avenue Overland Park KS 66202 Age: 41	Vice President General Counsel Assistant Secretary	2000 2000 2000	2000 2000 2000

Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present)

Scott J. Schneider 6300 Lamar Avenue Overland Park KS 66202 Age: 39	Chief Compliance Officer	2004	2004	Chief Compliance Officer for each of the Funds in the Fund Complex (2004 to present); formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)

         Committees of the Board of Directors

         The Board has established the following committees: Audit Committee, Executive Committee and Governance Committee. The respective duties and current memberships are:

Audit Committee. The Audit Committee serves as an independent and objective party to monitor the Corporation's accounting policies, financial reporting and internal control system, as well as the work of the Corporation's independent registered public accounting firm. The Committee also serves to provide an open avenue of communication among the Corporation's independent registered public accounting firm, the internal accounting staff IICO and the Board. The Audit Committee consists of Jarold W. Boettcher (Chair), Glendon E. Johnson, Jr. and Edward M. Tighe. During the fiscal year ended March 31, 2007, the Audit Committee met four times.

Executive Committee. The Executive Committee acts as necessary on behalf of the full Board. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Funds except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law.The Executive Committee consists of Henry J. Herrmann (Chair), Joseph Harroz, Jr. and Glendon E. Johnson, Jr. During the fiscal year ended March 31, 2007, the Executive Committee did not meet.

Governance Committee. The Governance Committee (prior to June 3, 2003, known as Nominating Committee) evaluates, selects and recommends to the Board candidates to serve as disinterested directors. The Committee will consider candidates for Director recommended by Shareholders. Written recommendations with any supporting information should be directed to the Secretary of the Funds. The Governance Committee also oversees the functioning of the Board of Directors and its committees. The Governance Committee consists of James D. Gressett (Chair), Eleanor B. Schwartz and Michael G. Smith. During the fiscal year ended March 31, 2007, the Governance Committee met three times.

Valuation Committee. The Board no longer has its own Valuation Committee; however, the Board has authorized the creation of an internal committee comprised of persons as may be designated from time to time by WRSCO and includes Henry J. Herrmann as the Board's delegate. This committee is responsible in the first instance for fair valuation and will report all valuations to the Board on a quarterly (or s needed) basis for its review and approval.

         Ownership of Fund Shares
          (as of December 31, 2006)

The following tables provide information regarding shares of the Funds beneficially owned by each Director, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (Exchange Act) as well as the aggregate dollar range of shares owned, by each Director, within the Fund Complex. A Director may elect to defer a portion of his or her annual compensation, which amount is deemed to be invested in shares of funds within the Fund Complex. The amounts listed below as "beneficially owned" shares include any shares deemed invested by a Trustee.

Disinterested Directors

Director	Dollar Range of Shares Owned: Asset Strategy Fund	Dollar Range of Shares Owned: Core Equity Fund	Dollar Range of Shares Owned: Energy Fund	Dollar Range of Shares Owned: High Income Fund
Jarold W. Boettcher	$10,001 to $50,000	$0	$0	$0
James D. Gressett	over $100,000	$0	$0	$0
Joseph Harroz, Jr.	$10,001 to $50,000	$0	$0	$0
Glendon E. Johnson, Jr.	$0	$0	$0	$0
Eleanor B. Schwartz	$0	$0	$0	$0
Michael G. Smith	$0	$0	$0	$0
Edward M. Tighe	$10,001 to $50,000	$1 to $10,000	$10,001 to $50,000	$0

Director	Dollar Range of Shares Owned: Large Cap Growth Fund	Dollar Range of Shares Owned: Limited-Term Bond Fund	Dollar Range of Shares Owned: Mid Cap Growth Fund	Dollar Range of Shares Owned: Money Market Fund
Jarold W. Boettcher	$10,001 to $50,000	$0	$0	$1 to $10,000
James D. Gressett	$10,001 to $50,000	$0	$0	$0
Joseph Harroz, Jr.	$0	$0	$1 to $10,000	$0
Glendon E. Johnson, Jr.	$0	$0	$0	over $100,000
Eleanor B. Schwartz	$0	$0	$1 to $10,000	$0
Michael G. Smith	over $100,000	$0	over $100,000	over $100,000
Edward M. Tighe	$0	$0	$1 to $10,000	$0

Director	Dollar Range of Shares Owned: Municipal Bond Fund	Dollar Range of Shares Owned: Science and Technology Fund	Dollar Range of Shares Owned: Small Cap Growth Fund	Dollar Range of Shares Owned: Capital Appreciation Fund
Jarold W. Boettcher	$0	$10,001 to $50,000	$10,001 to $50,000	$10,001 to $50,000
James D. Gressett	$0	$10,001 to $50,000	$0	$0
Joseph Harroz, Jr.	$0	$0	$0	$10,001 to $50,000
Glendon E. Johnson, Jr.	$0	$0	$0	$0
Eleanor B. Schwartz	$0	$0	$0	$0
Michael G. Smith	$0	$0	$0	$0
Edward M. Tighe	$0	$10,001 to $50,000	$1 to $10,000	$1 to $10,000

Director	Aggregate Dollar Range of Fund Shares Owned in All Funds within the Ivy Family of Funds
Jarold W. Boettcher	over $100,000
James D. Gressett	over $100,000
Joseph Harroz, Jr.	over $100,000
Glendon E. Johnson, Jr.	over $100,000
Eleanor B. Schwartz	$10,001 to $50,000
Michael G. Smith	over $100,000
Edward M. Tighe	over $100,000

Interested Director

As of December 31, 2006, the dollar range of fund shares owned by Mr. Herrmann, the only interested Director, was:

Ivy Capital Appreciation Fund: $10,001 to $50,000

Ivy Science and Technology Fund: $10,001 to $50,000

The aggregate dollar range of fund shares owned by Mr. Herrmann in all funds within the Ivy Family of Funds was: $50,001 to $100,000.

Compensation

The fees paid to the Director/Trustees are divided among the funds in Ivy Family of Funds based on each fund's relative asset size. Prior to June 3, 2003, the Ivy Family of Funds consisted solely of the Funds in Ivy Funds then in existence, and the Funds were part of the Advisors Fund Complex, and the persons then serving as Directors of the Funds also served as Directors of each of the Funds in the Advisors Fund Complex. The Directors elected to the Board on June 3, 2003 also serve as Trustees for the Ivy Funds. For the fiscal year ended March 31, 2007, the Director/Trustees received the following fees for service as a director of the Funds:

	COMPENSATION TABLE

Director	Compensation From Funds	Total Compensation From Funds and Ivy Family of Funds[1]
------------	------------	------------
Henry J. Herrmann	$0	$ $ 0
Jarold W. Boettcher	15,149	51,500
James D. Gressett	14,332	48,500
Joseph Harroz, Jr.	19,014	64,625 [2]
Glendon E. Johnson, Jr.	15,149	51,500
Eleanor B. Schwartz	15,149	51,500
Michael G. Smith	15,149	51,500
Edward M. Tighe	15,149	51,500

1No pension or retirement benefits have been accrued as a part of Fund expenses.

2Mr. Harroz receives an additional fee of $12,500 annually for his services as Independent Chair of the Corporation's Board and of the Board of Trustees of Ivy Funds.

The aggregate compensation from the Corporation, as indicated above for each Director, is allocated to each series of the Corporation as follows:

	Asset Strategy Fund	Capital Appreciation Fund	Core Equity Fund	Energy Fund	High Income Fund	Large Cap Growth Fund

Henry J. Herrmann	$0	$0	$0	$0	$0	$0
Jarold W. Boettcher	6,015	242	1,265	0	409	1,238
James D. Gressett	5,825	227	1,179	0	385	1,156
Joseph Harroz, Jr.	7,559	304	1,586	0	513	1,553
Glendon E. Johnson, Jr.	6,015	242	1,265	0	409	1,238
Eleanor B. Schwartz	6,015	242	1,265	0	409	1,238
Michael G. Smith	6,015	242	1,265	0	409	1,238
Edward M. Tighe	6,015	242	1,265	0	409	1,238

	Limited- Term Bond Fund	Mid Cap Growth Fund	Money Market Fund	Municipal Bond Fund	Science and Technology Fund	Small Cap Growth Fund

Henry J. Herrmann	$0	$0	$0	$0	$0	$0
Jarold W. Boettcher	267	665	314	120	1,689	2,925
James D. Gressett	250	619	298	112	1,573	2,708
Joseph Harroz, Jr.	335	834	394	150	2,118	3,668
Glendon E. Johnson, Jr.	267	665	314	120	1,689	2,925
Eleanor B. Schwartz	267	665	314	120	1,689	2,925
Michael G. Smith	267	665	314	120	1,689	2,925
Edward M. Tighe	267	665	314	120	1,689	2,925

Of the Total Compensation listed above, the following amounts have been deferred:

James D. Gressett	$48,500
Joseph Harroz, Jr.	32,313
Eleanor B. Schwartz	9,600
Michael G. Smith	51,500
Edward M. Tighe	37,500

*Ivy International Growth Fund merged into Ivy International Fund effective March 27, 2006.

The officers as well as Mr. Herrmann are paid by IICO or its affiliates.

The Board had created an honorary position of Director Emeritus, whereby a Director of the predecessor Board of Directors who attained the age of 75 was required to resign his or her position as Director and, unless he or she elected otherwise, serves as Director Emeritus provided the Director has served as a Director of the Funds for at least five years which need not have been consecutive. A Director Emeritus receives an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Director; however, a Director initially elected to a Board of Directors on or after May 31, 1993, receives such annual fee only for a period of three years commencing upon the date the Director began his or her service as Director Emeritus, or in an equivalent lump sum. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Funds. Messrs. Henry L. Bellmon, Jay B. Dillingham, William T. Morgan, Ronald K. Richey and Paul S. Wise retired as Directors of the Funds, and each serves as Director Emeritus. The Board of the Corporation has determined to eliminate the plan for present and future Board members.

The following table shows the fees paid to each Director Emeritus, and the portion of that fee paid by the Funds, for the fiscal year ended March 31, 2007. IICO has agreed to reimburse the Funds for these payments.

Director Emeritus	Compensation from Funds	Total Compensation paid to Director Emeritus
Henry Bellmon	$1,788	$48,000
Jay B. Dillingham	1,556	44,000
William T. Morgan	2,869	65,500
Ronald K. Richey	1,948	48,000
Paul S. Wise	1,948	48,000

The aggregate compensation from the Corporation, as indicated above for each Director Emeritus, is allocated to each series of the Corporation as follows:

	Asset Strategy Fund	Capital Appreciation Fund	Core Equity Fund	Energy Fund	High Income Fund	Large Cap Growth Fund

Henry Bellmon	$40	$0	$960	$0	$20	$0
Jay B. Dillingham	36	0	748	0	0	0
William T. Morgan	145	14	864	0	53	69
Ronald K. Richey	56	0	988	0	44	0
Paul S. Wise	56	0	988	0	44	0

	Limited- Term Bond Fund	Mid Cap Growth Fund	Money Market Fund	Municipal Bond Fund	Science and Technology Fund	Small Cap Growth Fund

Henry Bellmon	$44	$0	$0	$92	$12	$620
Jay B. Dillingham	52	0	0	96	0	624
William T. Morgan	87	52	41	68	295	1,181
Ronald K. Richey	44	0	0	88	36	692
Paul S. Wise	44	0	0	88	36	692

Code of Ethics

The Funds, IICO and IFDI have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits their respective directors, officers and employees to invest in securities, including securities that may be purchased or held by a Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth information with respect to the Funds, as of June 30, 2007, regarding beneficial ownership of Fund shares.

		Shares owned
Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
-------------------	-------	------------	----------
ACPE Ttee AFCS Trust Fund	Large Cap Growth Fund
Invest Ed 529 Plan	Class E	773	7.21%
Richard L Bopp
FBO Designated Beneficiary
Valencia PA

ACPE Ttee AFCS Trust Fund	High Income Fund
Invest Ed 529 Plan	Class E	4,538	11.00%
Vijaya R Cherukuri Cust
FBO Designated Beneficiary
Diamond Bar CA

ACPE Ttee AFCS Trust Fund	Capital Appreciation Fund
Invest Ed 529 Plan	Class E	3,336	12.96%
John G Eidemeuller
FBO Various	Core Equity Fund
Bethel Park PA	Class E	646	3.13%

	High Income Fund
	Class E	2,551	6.18%

	Mid Cap Growth Fund
	Class E	336	2.00%

	Small Cap Growth Fund
	Class E	867	6.23%

ACPR Ttee AFCE Trust Fund	Money Market Fund
Invest Ed 529 Plan	Class E	55,981	17.41%
FBO Designated Beneficiary
Orycia N Hammerschmitt Cust
Sewickley PA

ACPE Ttee AFCS Trust Fund	Core Equity Fund
Invest Ed 529 Plan	Class E	1,327	6.43%
Jerry J Horton
FBO Designated Beneficiary
Gold Hill OR

ACPE Ttee AFCS Trust Fund	Core Equity Fund
Invest Ed 529 Plan	Class E	1,234	5.97%
Frani Lechtner Cust
FBO Various
Erie PA

ACPE Ttee AFCS Trust Fund	Core Equity Fund
Invest Ed 529 Plan	Class E	599	2.90%
Igor Motro
FBO Designated Beneficiary	High Income Fund
Sandy UT	Class Y	762	1.85%

	Science and Technology Fund
	Class E	144	1.32%

ACPE Ttee AFCS Trust Fund	Money Market Fund
Invest Ed 529 Plan	Class E	21,102	6.56%
Perry Ostmo
FBO Various
Sharon ND

ACPE Ttee AFCS Trust Fund	Money Market Fund
Invest Ed 529 Plan	Class E	27,525	8.56%
FBO Designated Beneficiary
John P Paterra Cust
Charleroi PA

ACPE Ttee AFCS Trust Fund	Money Market Fund
Invest Ed 529 Plan	Class E	22,777	7.08%
Jenni L Wicks
FBO Designated Beneficiary
Chester MT

Ameritrade Inc FEBO	Asset Strategy Fund
Our Customers	Class Y	411,261	3.44%
Omaha NE 68103-2226
	High Income Fund
	Class Y	39,107	7.24%

	Limited-Term Bond Fund
	Class Y	9,960	2.01%

	Science and Technology Fund
	Class Y	108,452	3.30%

Louid L Borick Foundation	High Income Fund
Van Nuys CA	Class A	681,835	6.39%

Citigroup Global Markets	Asset Strategy Fund
Attn: Andrew Gott	Class A	10,174,290	16.11%
Owings Mills MD 21117-3256	Class B	1,281,325	19.58%
	Class C	20,262,759	28.92%

	Capital Appreciation Fund
	Class A	21,883	4.55%
	Class C	615,053	24.12%

	Core Equity Fund
	Class A	132,824	1.57%
	Class B	12,168	1.11%

	Large Cap Growth Fund
	Class C	63,999	4.05%

	Mid Cap Growth Fund
	Class A	107,104	1.29%
	Class C	27,856	2.93%

	Money Market Fund
	Class B	396,134	14.61%
	Class C	542,498	7.94%

	Science and Technology Fund
	Class A	251,046	3.83%
	Class B	45,974	6.54%
	Class C	226,221	5.61%

Dummy Line	Energy Fund
Columbus OH 43218-2029	Class Y	16,093	24.10%

Robert Egbert &	Municipal Bond Fund
Joan Egbert	Class A	69,691	7.58%
Ventura CA

MG Trust Co Cust	Science and Technology Fund
FBO Frontier Trust Co as Ttee	Class R	7,226	41.64%
Northern Fruit Co 401(k) PSP
Denver CO

Hartford Life Insurance Co	Large Cap Growth Fund
Separate Account	Class R	1,040	10.42%
Simsbury CT

Ivy Investment Management	Large Cap Growth Fund
Company	Class R	8,873	88.90%
ATTN: Bernita Moorshead
P O Box 29217	Mid Cap Growth Fund
Shawnee Mission KS	Class R	8,496	99.33%

	Science and Technology Fund
	Class R	3,889	22.41%

	Small Cap Growth Fund
	Class R	8,378	94.77%

Fiduciary Trust Co NH Cust	Money Market Fund
IRA Rollover	Class B	235,473	8.68%
FBO Allan T Lane
Ennis MT

William L Madison Trustee	Limited-Term Bond Fund
CPSP Johnson Madison Lmb Co	Class Y	45,883	47.93%
FBO Unallocated Assets
Qualified Profit Sharing Plan
Great Falls MT

MAC :& Co	Small Cap Growth Fund
FBO Reed Smith Partners	Class Y	533,877	5.11%
Mutual Fund Operations
Pittsburgh PA

Counsel Trust Co Ttee	Science and Technology Fund
Make-A-Wish Foundation	Class R	3,643	20.99%
Of Metro New York
403(b) and 457(b) Plans
Pittsburgh PA

Fiduciary Trust Co NH Cust	Energy Fund
IRA Rollover	Class C	8,584	6.66%
FBO Richard L Melli
Wayne PA 19087-2760

Merrill Lynch Pierce Fenner	Science and Technology Fund
& Smith Inc	Class B	22,362	3.18%
Mutual Fund Operations --	Class C	303,031	7.52%
Service Team
Jacksonville FL

Fiduciary Trust Co NH Cust	Money Market Fund
IRA Rollover	Class C	481,910	7.05%
FBO Thomas E Mersch
Aurora NE

Raymond M Myers &	Municipal Bond Fund
Violet C Myers Jtn Ros	Class B	6,536	6.74%
Perkasie PA

Minnesota Life Insurance Company	Asset Strategy Fund
Attn: A6-4105	Class Y	356,191	2.98%
400 Robert St N # A6-4105
Saint Paul MN	Large Cap Growth Fund
	Class Y	3,635,683	83.16%

	Mid Cap Growth Fund
	Class Y	382,638	49.62%

	Money Market Fund
	Class A	1,190,563	1.84%

	Science and Technology Fund
	Class Y	356,276	10.83%

	Small Cap Growth Fund
	Class Y	3,191,070	30.52%

Mitra & Co	Small Cap Growth Fund
ATTN: ESP	Class A	993,193	12.02%
c/o M&I Trust Company
11270 W Park Pl Ste 400
Milwaukee WI

MLPF&S for the Sole	Asset Strategy Fund
Benefit of its Customers	Class A	2,668,514	4.23%
ATTN: Fund Administration	Class B	770,454	11.78%
4800 Deer Lake Dr E	Class C	15,200,970	21.70%
Jacksonville FL	Class Y	6,776,469	56.72%

	Capital Appreciation Fund
	Class A	266,173	1.84%
	Class B	63,116	13.12%
	Class C	894,607	35.08%
	Class Y	1,396,441	90.67%

	Core Equity Fund
	Class B	24,997	2.29%

	High Income Fund
	Class B	22,182	2.68%
	Class C	55,631	2.80%

	Large Cap Growth Fund
	Class B	44,664	4.23%
	Class C	124,283	7.87%
	Class Y	361,266	8.26%

	Limited-Term Bond Fund
	Class B	56,157	11.35%
	Class C	32,173	2.89%
	Class Y	10,920	11.41%

	Mid Cap Growth Fund
	Class B	37,807	4.28%
	Class C	37,051	3.90%
	Class Y	20,141	2.61%

	Municipal Bond Fund
	Class B	17,676	18.24%
	Class C	153,536	12.01%

	Science and Technology Fund
	Class Y	301,028	9.15%

	Small Cap Growth Fund
	Class C	270,280	1.34%

Otha B Nance &	Municipal Bond Fund
V Zoann Nance Jtn Ros	Class B	22,041	22.74%
Chicago IL

Nationwide Insurance Company
NWPPAVA2
% IPO Portfolio Accounting
PO Box 182029	High Income Fund
Columbus OH	Class Y	219,206	40.56%

Nationwide Trust Company FSB	Asset Strategy Fund
c/o IPO Portfolio Accounting	Class Y	704,456	5.90%
P O Box 182029
Columbus OH	Core Equity Fund
	Class Y	83,166	46.82%

	High Income Fund
	Class A	189,647	1.78%
	Class Y	221,125	40.92%

	Large Cap Growth Fund
	Class Y	195,140	4.46%

	Limited-Term Bond Fund
	Class Y	28,711	29.99%

	Mid Cap Growth Fund
	Class A	110,216	1.33%
	Class Y	333,135	43.20%

	Money Market Fund
	Class A	652,808	1.01%

	Science and Technology Fund
	Class A	121,871	1.86%
	Class Y	524,622	15.94%

	Small Cap Growth Fund
	Class A	223,467	2.71%
	Class Y	423,572	4.05%

Pershing LLC	Capital Appreciation Fund
P O Box 2052	Class B	11,797	2.45%
Jersey City NJ
	Energy Fund
	Class B	10,583	11.98%
	Class C	2,146	1.67%

	Money Market Fund
	Class B	44,988	1.66%
	Class C	84,198	1.23%

	Municipal Bond Fund
	Class B	17,042	17.58%

Priac Cust	Small Cap Growth Fund
FBO Various Retirement Plans	Class Y	2,317,482	22.17%
Hartford CT

Prudential Inv Mgmnt Sve	Asset Strategy Fund
FBO of Mutual Fund Clients	Class A	2,528,105	4.00%
Attn: Pruchoice Unit
Iselin NJ 08830-2710	Science and Technology Fund
	Class A	98,928	1.51%
	Class Y	155,030	4.71%

	Small Cap Growth Fund
	Class Y	144,201	1.38%

Fiduciary Trust Co NH Cust	Limited-Term Bond Fund
IRA Rollover	Class B	24,735	5.00%
FBO Thomas E Rasavage
Las Vegas NV

T Rowe Price Retirement Plan	Science and Technology Fund
Services	Class Y	411,355	12.50%
FBO Retirement Plan Clients
Owings Mills MD

Charles Schwab & Co Inc	Science and Technology Fund
Reinvest Account	Class A	118,832	1.81%
Attn: Mutual Fund Dept
San Francisco CA

Charles Schwab & Co Inc	Asset Strategy Fund
Special Custody A/C for the	Class A	4,956,557	7.85%
Benefit of Customers	Class Y	626,340	5.24%
ATTN: Mutual Funds
101 Montgomery St	Capital Appreciation Fund
San Francisco CA	Class A	2,0093,348	14.47%

	Core Equity Fund
	Class Y	23,738	13.37%

	Science and Technology Fund
	Class Y	550,405	16.73%

	Small Cap Growth Fund
	Class A	153,472	1.86%
	Class Y	1,644,255	15.73%

Securian Financial Services Inc.	Money Market Fund
ATTN: Angie Olson A6-6493	Class A	4,439,292	6.84%
400 Robert St N
St Paul MN

Waddell & Reed Financial Inc	Asset Strategy Fund
ATTN: Bernita Moorshead	Class E	4,857	7.74%
P O Box 29217
Shawnee Mission KS	Capital Appreciation Fund
	Class A	300,000	7.48%
	Class E	9,881	38.38%

	Core Equity Fund
	Class E	9,950	48.17%

	Energy Fund
	Class E	9,542	100.00%
	Class I	9,515	100.00%

	High Income Fund
	Class E	11,404	27.64%

	Large Cap Growth Fund
	Class E	8,446	78.87%

	Limited-Term Bond Fund
	Class E	9,937	100.00%

	Mid Cap Growth Fund
	Class A	311,682	3.76%
	Class E	7,616	45.41%

	Money Market Fund
	Class E	101,019	31.42%

	Small Cap Growth Fund
	Class E	7,675	55.15%

Waddell & Reed Inc.	Money Market Fund
ATTN: Bernita Moorshead	Class A	2,046,833	3.16%
P O Box 29217
Shawnee Mission KS

Waddell & Reed Inc.
DCA Acct
ATTN: Bernita Moorshead
PO Box 29217	Capital Appreciation Fund
Shawnee Mission KS	Class Y	35,325	2.29%

	Core Equity Fund
	Class Y	7,472	4.21%

	High Income Fund
	Class Y	46,403	8.59%

	Large Cap Growth Fund
	Class Y	97,769	2.24%

	Limited-Term Bond Fund
	Class Y	3,559	3.72%

	Municipal Bond Fund
	Class Y	2,131	93.64%

	Science and Technology Fund
	Class E	3,473	31.70%

Waddell & Reed	Asset Strategy Fund
Financial, Inc.	Class I	104,893	99.64%
401(k) and Thrift Plan
6300 Lamar Avenue	Capital Appreciation Fund
Overland Park KS	Class I	36,621	100.00%

	Core Equity Fund
	Class I	17,986	100.00%

	High Income Fund
	Class I	25,983	100.00%

	Large Cap Growth Fund
	Class I	94,688	100.00%

	Limited-Term Bond Fund
	Class I	11,853	100.00%

	Mid Cap Growth Fund
	Class I	40,252	100.00%

	Science and Technology Fund
	Class I	81,209	100.00%

	Small Cap Growth Fund
	Class I	129,877	100.00%

WRIICO	Core Equity Fund
Bernita F Mooshead	Class Y	57,208	32.21%
Waddell & Reed
6300 Lamar Ave	Energy Fund
Overland Park KS	Class A	50,000	5.79%
	Class B	50,000	56.61%
	Class C	50,000	38.82%
	Class Y	50,000	74.88%

Yeilding Family 1991 Rev Trust	Municipal Bond Fund
Jeff & Mildred Yeilding Ttees	Class Y	144	6.32%
Pelham AL

         As of June 30, 2007, all of the Directors and officers of the Funds, as a group, owned less than 1% of the outstanding shares of each of the Funds.

INVESTMENT ADVISORY AND OTHER SERVICES

The Management Agreement

On August 31, 1992, Ivy Funds, Inc. (formerly, W&R Funds, Inc.) entered into an Investment Management Agreement (Management Agreement) with Waddell & Reed Investment Management Company (WRIMCO). On June 30, 2003, the Management Agreement was assigned to Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WRIMCO and a subsidiary of Waddell & Reed Financial, Inc. Such assignment was approved by the Funds' Board of Directors, including a majority of the Disinterested Directors, at a meeting held on May 21, 2003. On March 7, 2005, WRIICO changed its name to Ivy Investment Management Company (IICO). Under the Management Agreement, IICO is employed to supervise the investments of the Funds and provide investment advice to the Funds. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. IICO also serves as investment manager to each of the funds in Ivy Funds, a Massachusetts Business Trust.

The Management Agreement permits IICO, or an affiliate of IICO, to enter into a separate agreement for transfer agency services (the Shareholder Servicing Agreement) and a separate agreement for accounting services (the Accounting Services Agreement) with the Funds. The Management Agreement contains detailed provisions as to the matters to be considered by the Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

The Management Agreement was renewed by the Board of Directors at the meeting held August 16, 2006, and will continue in effect for the period from October 1, 2006, through October 1, 2007, unless sooner terminated. The Management Agreement provides that it may be renewed year to year, provided that any such renewal has been specifically approved, at least annually, by (i) the Board of Directors, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds, and (ii) the vote of a majority of the Directors who are not deemed to be "interested persons" (as defined in the 1940 Act) of the Funds or IICO (the Disinterested Directors). The Management Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). A discussion regarding the basis of the approval of the Management Agreement is available in the Corporation's Semiannual Report to Shareholders, dated September 30, 2006, which is available upon request.

Payments for Management Services

Under the Management Agreement, for IICO's management services, the Funds pay IICO a fee as described in the Prospectuses. The management fees paid to IICO during the fiscal years ended March 31, 2007, 2006 and 2005 for each of the Funds then in existence were as follows:

	2007	2006	2005
Ivy Asset Strategy Fund	$10,066,502	$1,651,626	$ 569,621
Ivy Core Equity Fund	1,795,638	1,811,332	1,881,907
Ivy Energy Fund	0 including 44,059 excluding	N/A	N/A
Ivy High Income Fund	557,000	425,239	377,775
Ivy International Growth Fund*	N/A	574,460	592,847
Ivy Large Cap Growth Fund	1,763,010	1,385,180	1,033,005
Ivy Limited-Term Bond Fund	272,016	285,106	333,019
Ivy Mid Cap Growth Fund	1,141,762	941,571	706,572
Ivy Money Market Fund	261,445	194,704	192,358
Ivy Municipal Bond Fund	69,541 including 129,221 excluding	23,249 including 127,244 excluding	64,781 including 130,488 excluding
Ivy Science and Technology Fund	2,936,096	2,266,481	1,379,117
Ivy Small Cap Growth Fund	4,869,270	4,962,291	4,383,412
Ivy Capital Appreciation Fund	323,446 including 346,483 excluding	126,522 including 207,389 excluding	0 including 68,086 excluding

For purposes of calculating the daily fee, the Funds do not include money owed to them by IFDI for shares which it has sold but not yet paid to the Funds. The Funds accrue and pay this fee daily.

Shareholder Services

Under the Shareholder Servicing Agreement entered into between the Funds and Waddell & Reed Services Company (WRSCO), a subsidiary of Waddell & Reed, WRSCO performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Funds and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Board of Directors without shareholder approval.

The Shareholder Servicing Agreement with respect to Class A, Class B, Class C and Class E shares provides that each Fund (other than Ivy Money Market Fund) pays WRSCO an annual fee (payable monthly) for each account of the Fund that is non-networked and that fee ranges from $18.05 to $20.35 per account; however, WRSCO has agreed to reduce these fees if the number of total Fund accounts within the Complex reaches certain levels. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial companies who are agents of the Fund for the limited purpose of purchases and sales), WRSCO has agreed to reduce its per account fees charged to the Funds to $6.00 per account, with the Funds bearing the remainder of the costs charged by the financial services companies (which historically has averaged $6.00 per account but could be $20.00, or higher, per account).

Ivy Money Market Fund pays an amount payable on the first day of each month of $1.75 for each account of the Fund which was in existence during any portion of the immediately preceding month. In addition, for Class A shares of each of Ivy Limited-Term Bond Fund and Ivy Money Market Fund, the Fund also pays WRSCO a monthly fee of $0.75 for each shareholder check it processes.

Each Fund, or IICO (including any affiliate of IICO), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account. These payments range from an annual fee of $12.00 to $20.00 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

With respect to Class Y and Class I shares, each Fund pays WRSCO an amount payable on the first day of each month equal to 1/12 of .15 of 1% of the average daily net assets of the Class for the preceding month.

With respect to Class R shares, each Fund pays WRSCO an amount payable on the first day of the month equal to 1/12 of .20 of 1% of the average daily net assets of the Class for the preceding month.

Each Fund also pays certain out-of-pocket expenses of WRSCO, including: long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of any sub-agent used by WRSCO in performing services under the Shareholder Servicing Agreement including the cost of providing a record keeping system; and costs of legal and special services not provided by IICO or WRSCO.

Accounting Services

Under the Accounting and Administrative Services Agreement entered into between the Funds and WRSCO, WRSCO provides the Funds with bookkeeping and accounting services and assistance, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting and Administrative Services Agreement, or amendments to an existing one, may be approved by the Board of Directors without shareholder approval.

Under the Accounting and Administrative Services Agreement, each Fund pays WRSCO, a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Accounting Services Fee

Average Daily Net Assets for the Month				Monthly Fee
$0	-	$10	million	$0
$10	-	$25	million	$958
$25	-	$50	million	$1,925
$50	-	$100	million	$2,958
$100	-	$200	million	$4,033
$200	-	$350	million	$5,267
$350	-	$550	million	$6,875
$550	-	$750	million	$8,025
$750	-	$1.0	billion	$10,133
$1.0 billion and over				$12,375

In addition, for each class of shares in excess of one, each Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

Each Fund also pays monthly a fee paid at the annual rate of 0.01% or one basis point for the first $1 billion of assets with no fee charges for assets in excess of $1 billion. This fee may be voluntarily waived until Fund assets are at least $10 million.

Fees paid to WRSCO during the fiscal years ended March 31, 2007, 2006 and 2005 for each of the Funds then in existence were as follows:

	2007	2006	2005
Ivy Asset Strategy Fund	$244,773	$89,179	$47,489
Ivy Capital Appreciation Fund	36,896	24,919	7,896
Ivy Core Equity Fund	93,614	93,849	94,776
Ivy Energy Fund	0	N/A	N/A
Ivy High Income Fund	51,700	44,974	44,208
Ivy International Growth Fund*	N/A	45,033	45,127
Ivy Large Cap Growth Fund	94,752	78,946	66,807
Ivy Limited-Term Bond Fund	43,611	43,887	44,824
Ivy Mid Cap Growth Fund	66,697	59,897	46,478
Ivy Money Market Fund	42,776	30,196	32,307
Ivy Municipal Bond Fund	22,093	16,866	21,087
Ivy Science and Technology Fund	114,822	92,481	68,213
Ivy Small Cap Growth Fund	159,511	158,842	142,626

Since each Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, IICO and WRSCO, respectively, pay all of their own expenses, except as otherwise noted in the respective agreements, in providing these services, unless otherwise referenced in the applicable agreement. Amounts paid by a Fund under the Shareholder Servicing Agreement are described above. IICO and its affiliates pay the Directors and officers of the Funds who are affiliated with IICO and its affiliates. The Funds pay the fees and expenses of the other Directors.

Each Fund pays all of its other expenses. These include, for each Fund, the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Funds under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Distribution Services

IFDI has served as principal underwriter and distributor to the Funds since June 16, 2003. Prior to June 16, 2003, Waddell & Reed, Inc. served as principal underwriter and distributor to the Funds. On June 16, 2003, Waddell & Reed, Inc. assigned the Principal Underwriting Agreement with Ivy Funds, Inc. (formerly W&R Funds, Inc.) to IFDI; such assignment was approved by the Board of Directors, including a majority of the Disinterested Directors, at a meeting held on May 21, 2003. Pursuant to the amended and restated Distribution Agreement, dated September 3, 2003, IFDI offers the Fund's shares through financial advisors of Waddell & Reed, Inc. and Legend Equities Corporation (Legend) and sales managers and through other broker-dealers, banks and other appropriate intermediaries (the sales force). In distributing shares through its sales force, IFDI will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund's shares.

Under the Distribution and Service Plan (the Plan) for Class A shares adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1), each Fund (other than Ivy Money Market Fund) may pay IFDI a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class A shares, paid daily, to compensate IFDI for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares and/or the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts.

Under the Plans adopted for Class B shares and Class C shares respectively, each Fund may pay IFDI a service fee not to exceed 0.25% of the Fund's average annual net assets attributable to that class, paid daily, to compensate IFDI for its services, either directly or through others, in connection with the provision of personal services to shareholders of that class and/or the maintenance of shareholder accounts of that class and a distribution fee of 0.75% of the Fund's average annual net assets attributable to that class, paid daily, to compensate IFDI for its services, either directly or through others, in connection with the distribution of shares of that class.

Under the Plan adopted for Class Y shares, each Fund pays IFDI daily a distribution and/or service fee not to exceed, on an annual basis, 0.25% of the Fund's average annual net assets attributable to that class, paid daily, to compensate IFDI for its services, either directly or through others, in connection with the distribution of shares of that class.

Under the Plan adopted for Class E shares, each Fund pays IFDI a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class E shares, paid daily, to compensate IFDI for its costs and expenses in connection with, either directly or through others, the distribution of the Class E shares, the provision of personal services to Class E shareholders and/or maintenance of Class E shareholder accounts.

Under the Plan adopted for Class R shares, each Fund pays IFDI a distribution and service fee at an annual rate of 0.50% of the Fund's average annual net assets attributable to that class, accrued daily and paid monthly, to compensate IFDI for its services, either directly or through others, in connection with the distribution of shares of that class, and provision of personal services to shareholders of that class.

IFDI offers the Funds' shares through non-affiliated financial advisors, registered representatives and sales managers of Waddell & Reed, Inc. and Legend and through other broker-dealers, banks and other appropriate intermediaries (the sales force). In distributing shares through the sales force, IFDI will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Funds' shares, as applicable. The Plans permit IFDI to receive compensation for the class-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Plans also contemplate that IFDI may be compensated for its activities in connection with: compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to shareholders of each Fund and/or maintaining shareholder accounts; increasing services provided to shareholders of each Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to shareholders of each Fund and/or maintenance of shareholder accounts; and its arrangements with broker-dealers who may regularly sell shares of the Funds, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Fund shares. Each Plan and the Underwriting Agreement contemplate that IFDI may be compensated for these class-related distribution efforts through the distribution fee.

The sales force and other parties may be paid continuing compensation based on the value of the shares held by shareholders to whom the member of the sales force is assigned to provide personal services, and IFDI or WRSCO, as well as other parties may also provide services to shareholders through telephonic means and written communications. IFDI may pay other broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares.

For the fiscal year ended March 31, 2007, the Funds paid (or accrued) the following amounts as distribution fees and service fees under the Class A Plan for each of the Funds:

Fund	Distribution Fees	Service Fees
Ivy Asset Strategy Fund	$0	$1,738,323
Ivy Capital Appreciation Fund	0	104,245
Ivy Core Equity Fund	0	193,128
Ivy Energy Fund	0	8,351
Ivy High Income Fund	0	140,817
Ivy Large Cap Growth Fund	0	399,978
Ivy Limited-Term Bond Fund	0	87,201
Ivy Mid Cap Growth Fund	0	251,948
Ivy Municipal Bond Fund	0	18,530
Ivy Science and Technology Fund	0	400,563
Ivy Small Cap Growth Fund	0	296,445

For the fiscal year ended March 31, 2007, the Funds paid (or accrued) the following amounts as distribution fees and service fees under the Class B Plan for each of the Funds:

Fund	Distribution Fees	Service Fees
Ivy Asset Strategy Fund	$554,367	$184,789
Ivy Capital Appreciation Fund	18,993	6,331
Ivy Core Equity Fund	80,799	26,933
Ivy Energy Fund	4,456	1,485
Ivy High Income Fund	46,106	15,369
Ivy Large Cap Growth Fund	83,229	27,743
Ivy Limited-Term Bond Fund	38,536	12,846
Ivy Mid Cap Growth Fund	82,305	27,435
Ivy Money Market Fund	31,213	10,404
Ivy Municipal Bond Fund	10,704	3,568
Ivy Science and Technology Fund	128,667	42,889
Ivy Small Cap Growth Fund	123,537	41,179

For the fiscal year ended March 31, 2007, the Funds paid (or accrued) the following amounts as distribution fees and service fees under the Class C Plan for each of the Funds:

Fund	Distribution Fees	Service Fees
Ivy Asset Strategy Fund	$4,876,460	$1,625,487
Ivy Capital Appreciation Fund	57,189	19,063
Ivy Core Equity Fund	1,252,358	417,453
Ivy Energy Fund	5,921	1,974
Ivy High Income Fund	125,923	41,974
Ivy Large Cap Growth Fund	134,574	44,858
Ivy Limited-Term Bond Fund	95,332	31,777
Ivy Mid Cap Growth Fund	93,765	31,255
Ivy Money Market Fund	51,220	16,988
Ivy Municipal Bond Fund	118,094	39,365
Ivy Science and Technology Fund	796,015	265,338
Ivy Small Cap Growth Fund	2,090,798	696,933

For the fiscal year ended March 31, 2007, the Funds paid (or accrued) the following amounts as distribution fees and service fees under the Class Y Plan for each of the Funds:

Fund	Distribution and Service Fees
Ivy Asset Strategy Fund	$205,011
Ivy Capital Appreciation Fund	3,996
Ivy Core Equity Fund	3,920
Ivy Energy Fund	1,245
Ivy High Income Fund	24,798
Ivy Large Cap Growth Fund	157,764
Ivy Limited-Term Bond Fund	4,252
Ivy Mid Cap Growth Fund	24,732
Ivy Municipal Bond Fund	114
Ivy Science and Technology Fund	153,923
Ivy Small Cap Growth Fund	396,433

For the fiscal year ended March 31, 2007, the Funds paid (or accrued) the following amounts as distribution fees and service fees under the Class R Plan for each of the Funds:

Fund	Distribution Fees	Service Fees
Ivy Large Cap Growth Fund	$258	$258
Ivy Mid Cal Growth Fund	262	262
Ivy Science and Technology Fund	414	414
Ivy Small Cap Value Fund	261	261

 The only Directors or interested persons, as defined in the 1940 Act, of the Funds who have a direct or indirect financial interest in the operation of a Plan are the officers and Directors who are also officers of either IFDI or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of IFDI. Each Plan is anticipated to benefit the applicable Fund and its shareholders affected by the particular Plan through IFDI's activities not only to distribute the affected shares of the Funds but also to provide personal services to shareholders of the affected class and thereby promote the maintenance of their accounts with the Funds. Each Fund anticipates that shareholders of a particular class may benefit to the extent that IFDI's activities are successful in increasing the assets of that Fund class, through increased sales or reduced redemptions, or a combination of these, and reducing a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the objectives of a Fund. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to a Fund, to meet redemption demands. In addition, each Fund anticipates that the revenues from the Plans will provide IFDI with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to each Fund and its affected shareholders.

To the extent that IFDI incurs expenses for which compensation may be made under the Plans that relate to distribution and service activities also involving another fund in the Ivy Family of Funds, IFDI typically determines the amount attributable to the Fund's expenses under the Plans on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.

Each Plan and the Underwriting Agreement and its assignment to IFDI were approved by the Board of Directors, including the Directors who are not interested persons of the Funds or of IFDI and who have no direct or indirect financial interest in the operations of the Plans or any agreement referred to in the Plans (hereafter the Plan Directors).

Among other things, the Plan for each class provides that (1) IFDI will submit to the Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto are approved by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (3) payments under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of that class of each affected Fund, and (4) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors shall be committed to the discretion of the Plan Directors.

         Dealer Compensation

All classes of the Funds are offered through IFDI, Waddell & Reed, Inc., Legend and non-affiliated third-party broker-dealers. IFDI may pay both affiliated and non-affiliated broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares, including the following: 1) for Class A or Class E shares purchased at NAV, IFDI (or an affiliate) may pay up to 1.00% of net assets invested; 2) for the purchase of Class B shares, IFDI (or an affiliate) may pay 4.00% of net assets invested; 3) for the purchase of Class C shares, IFDI (or an affiliate) may pay 1.00% of net assets invested; and 4) for the purchase of Class Y shares, IFDI (or an affiliate) may pay 0.25% of net assets invested.

As well, IFDI may have selling agreements with financial intermediaries which provide for IFDI to pay fees to such intermediaries based on a percentage of assets and/or a fixed amount per shareholder account. IFDI makes payments to such intermediaries from its own resources and from amounts reimbursed by WRIMCO and IICO. These reimbursements to IFDI are funded out of WRIMCO's and IICO's net income, respectively.

For Securian Financial Services, Inc. and CRI Securities, Inc. (collectively, Securian), an additional commission equal to 0.10% of the public offering price will be paid. In addition, Securian may be paid an annual amount equal to 0.05% of the average daily account value of Securian Fund accounts. In addition, Securian and/or its affiliated companies will be paid annual incentive compensation of between 0.05% and 0.15%, depending on the level of Fund assets held in Securian accounts.

For Oppenheimer & Co., Inc. ("Oppenheimer"), an additional commission equal to 0.10% of total new gross sales (excluding sales from reinvestment of distributions and exchanges of shares between funds; and excluding sales within fee-based accounts). In addition, Oppenheimer will be paid additional commission equal to 0.03% of the average monthly NAV of Oppenheimer accounts (excluding assets within fee-based accounts).

For Commonwealth Equity Services, LLC (d/b/a Commonwealth Financial Network), an additional annual commission equal to the greater of 0.30% of annual gross sales by Commonwealth or $125,000.

For Raymond James & Associates, Inc. and Raymond James Financial Services, Inc. (collectively, Raymond James), an additional commission equal to 0.10% of the public offering price of the acquired Fund(s) will be paid by IFDI or its affiliates. In addition, Raymond James and/or its affiliated companies will be paid, by IFDI or its affiliates, additional annual compensation of between 0.02% and 0.05%, depending on the level of Fund assets held in Raymond James accounts. Notwithstanding anything contained in the above calculated amounts, Raymond James will receive compensation of a minimum of $15,000 per year from IFDI or its affiliates as part of IFDI and the funds in the Ivy Family of Funds participating in this relationship.

Sales Charges for Class A and Class E Shares

Class A and class E shares are subject to an initial sales charge when purchased, based on the amount of investment, according to the following tables:

All Funds except Ivy Money Market Fund, Ivy Limited-Term Bond Fund and Ivy Municipal Bond Fund

		Sales Charge	Reallowance
		as Approx.	to Dealers
	Sales Charge	Percent of	as Percent
Size of	as Percent of	Amount	of Offering
Purchase	Offering Price[1]	Invested	Price
--------	-----------	-----------	-----------
under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

Ivy Limited-Term Bond Fund
		Sales Charge	Reallowance
		as Approx.	to Dealers
	Sales Charge	Percent of	as Percent
Size of	as Percent of	Amount	of Offering
Purchase	Offering Price[1]	Invested	Price
--------	-----------	-----------	-----------
Under $300,000	2.50%	2.56%	2.00%
$300,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

Ivy Municipal Bond Fund
		Sales Charge	Reallowance
		as Approx.	to Dealers
	Sales Charge	Percent of	as Percent
Size of	as Percent of	Amount	of Offering
Purchase	Offering Price[1]	Invested	Price
--------	-----------	-----------	-----------
Under $100,000	4.25%	4.44%	3.60%
$100,000 to less than $300,000	3.25	3.36	2.75
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

1Due to the rounding of the NAV and the offering price of a fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher of lower than the percentage stated.

2No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a CDSC of 1% on certain redemptions made within twelve months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

IFDI may pay dealers up to 1.00% on investments made in Class A and Class E shares with no initial sales charge, according to the following schedule:*

1.00% - Sales of $1.0 million to $1,999,999.99
0.80% - Sales of $2.0 million to $2,999,999.99
0.50% - Sales of $3.0 million to $49,999,999.99
0.25% - Sales of $50.0 million or more

*IFDI will pay Waddell & Reed, Inc. 0.50% on any level of investments made in Class A and Class E shares with no initial sales charge.

On each purchase of the Class A and Class E shares of the Funds offered at the then public offering price including the total applicable sales charges, commissions, dealer concessions and other fees (if any) shall be as described in each Fund's then current prospectus and in this SAI (see Reasons for Differences in the Public Offering Price of Class A and Class E Shares).

Custodial and Auditing Services

         The custodian for each Fund is UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri. In general, the custodian is responsible for holding each Fund's cash and securities. Deloitte & Touche LLP, 1100 Walnut, Suite 3300, Kansas City, Missouri, the Funds' independent registered public accounting firm, audits the Funds' financial statements.

PORTFOLIO MANAGERS

The following tables provide information relating the portfolio managers of the Funds as of March 31, 2006:

Michael L. Avery -- Ivy Asset Strategy Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	0	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$5,546.1	$0	$30.6
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Daniel Becker -- Ivy Large Cap Growth Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	11	40
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$3,099.3	$766.4	$2,385.9
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Erik Becker -- Ivy Core Equity Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	1	18
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$5,107.2	$110	$412.5
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Ryan F. Caldwell -- Ivy Asset Strategy Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	0	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$5,546.1	$0	$0.01
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

James C. Cusser -- Ivy Limited-Term Bond Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	0	36
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,344.4	$0	$534.7
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

David Ginther -- Ivy EnergyFund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	1	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$929.7	$137.1	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Bryan C. Krug -- Ivy High Income Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	0	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$113.5	$0	$0.13
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Barry Ogden -- Ivy Capital Appreciation Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	0	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$2,067.2	$0	$1.3
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Philip Sanders -- Ivy Large Cap Growth Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	11	40
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$3,099.3	$766.4	$2,383.1
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Gilbert Scott -- Ivy Small Cap Growth Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	2	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,466.4	$52.5	$0.1
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Kimberly Scott -- Ivy Mid Cap Growth Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	3
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,555.5	$0	$0.7
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Zachary Shafran -- Ivy Science and Technology Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	1	7
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$3,318.4	$2.0	$10.9
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Mira Stevovich -- Ivy Money Market Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,027.3	$0	$0.01
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Daniel Vrabac -- Ivy Asset Strategy Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	0	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$5,546.1	$0	$30.6
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Michael J. Walls -- Ivy Municipal Bond
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	0	4
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$25.1	$0	$0.01
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Gustav Zinn -- Ivy Core Equity Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	1	18
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$5,107.2	$110	$412.4
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

  The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. IICO seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.
  The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund might outperform the securities selected for the fund. IICO seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to IICO's adopted Allocation Procedures.

IICO and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

IICO believes that integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual's level of experience and responsibility; b) an attractive bonus structure linked to investment performance, described below; c) eligibility for a stock incentive plan in shares of WDR that rewards teamwork; and d) paying for the cost of a leased automobile. Awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent; and e) to the extent a portfolio manager also manages institutional separate accounts, he or she will share in a percentage of the revenues earned, on behalf of such accounts, by IICO.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark is their percentile ranking against the performance of managers of the same investment style at other firms. The secondary benchmark is an index of securities matched to the same investment style. Half of their bonuses are based upon a three-year period and half is based upon a one year period. For truly exceptional results, bonuses can be several multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios are similar in investment style and all are taken into account in determining bonuses. Thirty percent of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses are invested in mutual funds managed by IICO (or its affiliate), with a minimum of 50% of the deferred bonus required to be invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being invested in mutual funds managed by IICO (or its affiliate), the WDR's 401(k) plan offers mutual funds managed by IICO (or its affiliate) as investment options. Bonus compensation is not based upon, or calculated due to, the amount of the mutual fund assets under management attributable to a respective portfolio manager.

Ownership of Securities

As of March 31, 2007, the dollar range of shares of the Funds beneficially owned by the portfolio managers are:

Manager	Fund Managed in the Ivy Funds, Inc.	Dollar Range of Shares Owned in Fund Managed	Dollar Range of Shares Owned in Funds in Fund Complex
Michael Avery	Ivy Asset Strategy	$0	$500,001 to $1,000,000
Daniel Becker	Ivy Large Cap Growth	$100,001 to $500,000	$100,001 to $500,000
Erik Becker	Ivy Core Equity	$0	$100,001 to $500,000
Ryan F. Caldwell	Ivy Asset Strategy	$50,001 to $100,000	$100,001 to $500,000
James C. Cusser	Ivy Limited-Term Bond	$0	$500,001 to $1,000,000
David Ginther	Ivy Energy	$0	$500,001 to $1,000,000
Bryan C. Krug	Ivy High Income	$10,001 to $50,000	$100,001 to $500,000
Barry Ogden	Ivy Capital Appreciation	$100,001 to $500,000	$100,001 to $500,000
Philip Sanders	Ivy Large Cap Growth	$50,001 to $100,000	$100,001 to $500,000
Gilbert Scott	Ivy Small Cap Growth	$100,001 to $500,000	$500,001 to $1,000,000
Kimberly Scott	Ivy Mid Cap Growth	$0	$100,001 to $500,000
Zachary Shafran	Ivy Science and Technology	$0	$500,001 to $1,000,000
Mira Stevovich	Ivy Money Market	$1 to $10,000	$500,001 to $1,000,000
Daniel Vrabac	Ivy Asset Strategy	$0	$100,001 to $500,000
Michael J. Walls	Ivy Municipal Bond	$0	$100,001 to $500,000
Gustav Zinn	Ivy Core Equity	$0	$100,001 to $500,000

A portion of each portfolio manager's compensation is held in a deferred account, and deemed to be invested in funds within the Fund Complex. As of March 31, 2007, the dollar range of shares of the Funds deemed owned by the portfolio managers are:

Manager	Fund Managed in the Ivy Funds, Inc.	Dollar Range of Shares Deemed Owned in Fund Managed	Dollar Range of Shares Deemed Owned in Funds in Fund Complex
Michael Avery	Ivy Asset Strategy	$0	$100,001 to $500,000
Daniel Becker	Ivy Large Cap Growth	$0	$500,001 to $1,000,000
Erik Becker	Ivy Core Equity	$0	$50,001 to $100,000
Ryan F. Caldwell	Ivy Asset Strategy	$0	$0
James C. Cusser	Ivy Limited-Term Bond	$0	$100,001 to $500,000
David Ginther	Ivy Energy	$0	$100,001 to $500,000
Bryan C. Krug	Ivy High Income	$10,001 to $50,000	$10,001 to $50,000
Barry Ogden	Ivy Capital Appreciation	$100,001 to $500,000	$100,001 to $500,000
Philip Sanders	Ivy Large Cap Growth	$100,001 to $500,000	$100,001 to $500,000
Gilbert Scott	Ivy Small Cap Growth	$0	$100,001 to $500,000
Kimberly Scott	Ivy Mid Cap Growth	$0	$100,001 to $500,000
Zachary Shafran	Ivy Science and Technology	$500,001 to $1,000,000	$500,001 to $1,000,000
Mira Stevovich	Ivy Money Market	$0	$50,001 to $100,000
Daniel Vrabac	Ivy Asset Strategy	$0	$100,001 to $500,000
Michael J. Walls	Ivy Municipal Bond	$0	$0
Gustav Zinn	Ivy Core Equity	$50,001 to $100,000	$50,001 to $100,000

BROKERAGE ALLOCATION AND OTHER PRACTICES

One of the duties undertaken by IICO pursuant to the Management Agreement is to arrange for the purchase and sale of securities for the portfolio of each Fund. With respect to Ivy Limited-Term Bond Fund, Ivy Money Market Fund, Ivy Municipal Bond Fund and Ivy High Income Fund, many purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market are generally effected with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individuals who manage the Funds may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently, yet not always, place concurrent orders for all or most accounts for which the manager has responsibility or IICO may otherwise combine orders for a Fund with those of other funds in the Ivy Family of Funds, or other accounts for which it has investment discretion, including accounts affiliated with IICO. IICO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an initial public offering (IPO), IICO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, IICO generally allocates the shares as follows: the IPO shares are initially allocated pro rata among the included funds and/or advisory accounts grouped according to investment objective, based on relative total assets of each group; and the shares are then allocated within each group pro rata based on relative total assets of the included funds and/or advisory accounts, except that (a) within a group having a small cap-related investment objective, shares are allocated on a rotational basis after taking into account the impact of the anticipated initial gain on the value of the included fund or advisory account and (b) within a group having a mid-cap-related investment objective, shares are allocated based on the portfolio manager's judgment, including but not limited to such factors as the fund's or advisory account's investments strategies and policies, cash availability, any minimum investment policy, liquidity, anticipated term of the investment and current securities positions.

In all cases, IICO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price a Fund pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.

To effect the portfolio transactions of a Fund, IICO is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. IICO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Funds. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services, directly or through others (research and brokerage services) considered by IICO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts for which IICO has investment discretion.

Such research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account or making those decisions even though someone else has responsibility.

The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions if a good faith determination is made by IICO that the commission is reasonable in relation to the research or brokerage services provided. Subject to the foregoing considerations, IICO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to IICO or its affiliates. IICO does not direct Fund brokerage to compensate brokers for the sale of Fund shares. The Funds have adopted a policy that prohibits IICO from using Fund brokerage commissions to compensate broker-dealers for promotion or sale of Fund shares.

The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of IICO, and investment research received for the commissions of those other accounts may be useful both to the Funds and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist IICO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by IICO.

Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of IICO; serves to make available additional views for consideration and comparisons; and enables IICO to obtain market information on the price of securities held in a Fund's portfolio or being considered for purchase.

The Funds may also use brokerage to pay for pricing or quotation services to value securities.

The table below sets forth the brokerage commissions paid by each of the Funds then in existence during the fiscal years ended March 31, 2007, 2006 and 2005. These figures do not include principal transactions or spreads or concessions on principal transactions, i.e., those in which a Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

	2007	2006	2005
Ivy Asset Strategy Fund	$5,989,333	$764,527	$264,175
Ivy Capital Appreciation Fund	110,668	58,800	17,278
Ivy Core Equity Fund	641,909	486,732	320,867
Ivy Energy Fund	4,184	N/A	N/A
Ivy High Income Fund	9,012	4,987	4,892
Ivy International Growth Fund	N/A	291,201	322,582
Ivy Large Cap Growth Fund	409,395	315,259	432,968
Ivy Limited-Term Bond Fund	---	---	---
Ivy Mid Cap Growth Fund	91,951	88,395	87,375
Ivy Municipal Bond Fund	---	---	---
Ivy Science and Technology Fund	807,187	945,344	652,237
Ivy Small Cap Growth Fund	1,640,858	1,469,848	1,579,088
	------------	-----------	-----------
Total	$9,704,497	$4,425,093	$3,681,463

The next table shows for each of the Funds the transactions, other than principal transactions, which were directed to broker-dealers who provided research services as well as execution and the brokerage commissions paid during the fiscal year ended March 31, 2007 for each of the Funds. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

Fund	Amount of Transactions	Brokerage Commissions
Ivy Asset Strategy Fund	$3,257,718,793	$5,315,286
Ivy Capital Appreciation Fund	57,547,569	78,050
Ivy Core Equity Fund	523,004,392	591,705
Ivy Energy Fund	450,342	547
Ivy High Income Fund	4,173,996	7,870
Ivy International Growth Fund	N/A	N/A
Ivy Large Cap Growth Fund	403,623,868	358,398
Ivy Limited-Term Bond Fund	---	---
Ivy Mid Cap Growth Fund	41,844,792	61,662
Ivy Municipal Bond Fund	---	---
Ivy Science and Technology Fund	360,250,144	640,284
Ivy Small Cap Growth Fund	744,934,074	1,239,401
	----------------	---------------
Total	$5,393,547,970	$8,293,203

As of March 31, 2007, each of the Funds held securities issued by their respective regular broker-dealers, as follows: Asset Strategy owned Goldman Sachs Group, Inc. (The) and UBS AG securities in the aggregate amounts of $24,330,683 and $72,550,955, respectively. Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs & Co., a regular broker of the Fund. UBS AG is the parent of UBS Securities LLC, a regular broker of the Fund.

Capital Appreciation Fund owned Bank of America Corporation, Citigroup Inc., Goldman Sachs Group, Inc. (The), Merrill Lynch & Co., Inc. and UBS AG securities in the aggregate amounts of $1,071,420, $975,460, $1,115,802, $1,102,545 and $891,450, respectively. Bank of America Corporation is the parent of Banc of America Securities LLC, a regular broker of the Fund. Citigroup Inc. is the parent of Citigroup Global Markets Inc., a regular broker of the Fund. Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs & Co., a regular broker of the Fund. Merrill Lynch & Co., Inc. is the parent of Merrill Lynch, Pierce, Fenner & Smith Inc., a regular broker of the Fund. UBS AG is the parent of UBS Securities LLC, a regular broker of the Fund.

Core Equity Fund owned Goldman Sachs Group, Inc. (The), J.P. Morgan Chase & Co., Merrill Lynch & Co., Inc., and UBS AG securities in the aggregate amounts of $7,025,420, $8,205,248, $4,540,852 and $7,337,942, respectively. Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs, & Co., a regular broker of the Fund. J.P. Morgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund. Merrill Lynch & Co., Inc. is the parent of Merrill Lynch, Pierce, Fenner & Smith Inc., a regular broker of the Fund. UBS AG is the parent of UBS Securities LLC, a regular broker of the Fund.

Large Cap Growth Fund owned Goldman Sachs Group, Inc. (The) and UBS AG securities in the aggregate amounts of $8,430,504 and $9,455,313, respectively. Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs, & Co., a regular broker of the Fund. UBS AG is the parent of UBS Securities LLC, a regular broker of the Fund.

Money Market Fund owned a UBS AG security in the aggregate amount of $749,711. UBS AG is the parent of UBS Securities LLC, a regular broker of the Fund.

Proxy Voting Policy

The Funds have delegated all proxy voting responsibilities to IICO. IICO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and IICO's corresponding positions.

Board of Directors Issues:

IICO generally supports proposals requiring that a majority of the Board consist of outside, or independent, directors.

IICO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

IICO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. IICO will support such protection so long as it does not exceed reasonable standards.

IICO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

IICO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

IICO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

IICO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

IICO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

IICO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as "Purchase Rights Plan"). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the Board virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

IICO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

IICO will generally vote against proposals relating to corporate political activity or contributions, or to require the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.

Conflicts of Interest between IICO and the Funds:

IICO will use the following three-step process to address conflicts of interest: (1) IICO will attempt to identify any potential conflicts of interest; (2) IICO will then determine if the conflict as identified is material; and (3) IICO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.

I. Identifying Conflicts of Interest: IICO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the fund's shareholders on a proxy voting matter. IICO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

  Business Relationships -- IICO will review any situation for a material conflict where IICO provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that IICO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage IICO to vote in favor of management.
  Personal Relationships -- IICO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.
  Familial Relationships -- IICO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

IICO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

II. "Material Conflicts": IICO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, IICO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

III. Procedures to Address Material Conflicts: IICO will use the following techniques to vote proxies that have been determined to present a "Material Conflict."

  Use a Proxy Voting Service for Specific Proposals -- As a primary means of voting material conflicts, IICO will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).
  Client directed -- If the Material Conflict arises from IICO's management of a third party account and the client provides voting instructions on a particular vote, IICO will vote according to the directions provided by the client.
  Use a Predetermined Voting Policy -- If no directives are provided by either ISS or the client, IICO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and IICO chooses to use a predetermined voting policy, IICO will not be permitted to vary from the established voting policies established herein.
  Seek Board Guidance -- If the Material Conflict does not fall within one of the situations referenced above, IICO may seek guidance from the Funds' Board of Directors on matters involving a conflict. Under this method, IICO will disclose the nature of the conflict to the Fund Board and obtain the Board's consent or direction to vote the proxies. IICO may use the Board guidance to vote proxies for its non-mutual fund clients.

PROXY VOTING RECORD

The Funds are required to file with the SEC their complete proxy voting record for the twelve-month period ending June 30, by no later than August 31 of each year. Information regarding how the proxies for the Funds were voted during the most recent 12-month period ended June 30, 2006, is available at www.ivyfunds.com, and on the SEC's website at http://www.sec.gov.

CAPITALIZATION AND VOTING RIGHTS

The Shares of the Funds

The shares of each of the Funds represents an interest in that Fund's securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

Each Fund (except Ivy Money Market Fund and Ivy Municipal Bond Fund) offers five classes of its shares: Class A, Class B, Class C, Class I and Class Y. Ivy Money Market Fund offers Class A, Class B, Class C and Class E shares. Ivy Municipal Bond Fund offers Class A, Class B and Class C shares. Additionally, each of Ivy Large Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Science and Technology Fund and Ivy Small Cap Growth Fund offer Class R shares. As well, each of Ivy Asset Strategy Fund, Ivy Capital Appreciation Fund, Ivy Core Equity Fund, Ivy High Income Fund, Ivy Large Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Money Market Fund, Ivy Science and Technology Fund and Ivy Small Cap Growth Fund offer Class E shares.

Each class of a Fund represents an interest in the same assets of the Fund and differs as follows: each class of shares has exclusive voting rights pertaining to matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and service fee and certain Class A shares are subject to a CDSC.

Class B and Class C shares are subject to a CDSC and to ongoing distribution and service fees; Class B shares convert to Class A shares eight years after the month in which the shares were purchased, and such conversion will be made, without charge or fee, on the basis of the relative NAV of the two classes.

Class Y shares, which are designed for institutional and other eligible investors, have no sales charge and are not subject to a CDSC but are subject to an ongoing distribution and service fee that differs in amount from that of the Class B and Class C shares.

Class R shares, which are designed for certain retirement accounts and are only available for purchase by certain employee benefit plans, have no sales charge and are not subject to a CDSC but are subject to an ongoing distribution and service fee that differs in amount from that of the Class A, Class B, Class C and Class Y shares.

Class E shares, which are designed for, and only available through, a qualified state tuition program in accordance with Section 529 of the Internal Revenue Code of 1986, as amended. Class E shares are subject to an initial sales charge and to an ongoing distribution and service fee and certain Class EA shares are subject to a CDSC.

Class I shares, which are designed for institutional investors and for fund of funds, have no distribution and service fee or sales charge and are not subject to a CDSC.

Each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Funds do not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of a Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the four classes, dividends and liquidation proceeds of Class B and Class C shares are expected to be lower than for Class A shares of the same Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Shares are fully paid and nonassessable when purchased.

The Funds do not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

Special meetings of shareholders may be called for any purpose upon receipt by a Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at time which the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to a Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

Each share of each Fund (regardless of class) is entitled to one vote. On certain matters such as the election of Directors, all shares of the twelve Funds vote together as a single class. On other matters affecting a particular Fund, the shares of that Fund vote together as a separate class, such as with respect to a change in an investment restriction of a particular Fund, except that as to matters for which a separate vote of a class is required by the 1940 Act or which affects the interests of one or more particular classes, the affected shareholders vote as a separate class. In voting on a Management Agreement, approval by the shareholders of a Fund is effective as to that Fund whether or not enough votes are received from the shareholders of the other Funds to approve the Management Agreement for the other Funds.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

Minimum Initial and Subsequent Investments

For Class A, Class B, Class C and Class E shares, initial investments must be at least $500 (per Fund) with the exceptions described in this paragraph. A $100 minimum initial investment pertains to exchanges of shares from one Fund to another Fund in the Ivy Family of Funds (and, for clients of Waddell & Reed, Inc. and Legend, a fund in the Waddell & Reed Advisors Family of Funds). A $50 minimum initial investment pertains to purchases for accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. Shareholders purchasing through payroll deduction may invest any amount. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See, Exchanges for Shares of Other Funds in the Ivy Family of Funds and Waddell & Reed InvestEd Portfolios, Inc.

For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other eligible Class Y investors.

Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IICO deems to be a desirable investment for each Fund. While no minimum has been established, it is expected that each Fund will not accept securities having an aggregate value of less than $1 million. The Funds may reject in whole or in part any or all offers to pay for any Fund shares with securities and may discontinue accepting securities as payment for any Fund shares at any time without notice. The Funds will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each Fund, and each Fund's shares will be sold for NAV determined at the same time the accepted securities are valued. The Funds will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Funds must comply with the applicable laws of certain states.

Reduced Sales Charges (Applicable to Class A and Class E Shares only)

         Lower sales charges on the purchase of Class A and Class E shares are available by:

Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in Ivy Family of Funds and/or Waddell & Reed InvestEd Portfolios, Inc. with the NAV of Class A, Class E, Class B or Class C shares already held in your account or in an account eligible for grouping with your account (see "Account Grouping" below). To be entitled to Rights of Accumulation, you must inform IFDI that you are entitled to a reduced sales charge and provide IFDI with the name and number of the existing account(s) with which your purchase may be combined. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account.

Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing a LOI, which is available from IFDI, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B or Class C shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in "Account Grouping" below, will be included. For purposes of fulfilling the dollar amount required to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period (such as a rollover or transfer from another institution).

Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A shares in any account that you own may be grouped with the current account value of purchased Class A, Class B and/or Class C shares in any other account that you may own, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Tax ID number, and b) accounts of family members living (or maintaining a permanent address) in the same household as the owner; however, you may also group purchases made by you and your immediate family in: business accounts solely controlled by you or your immediate family (for example you own the entire business); trust accounts established by you or your immediate family; and/or endowments or foundations established and controlled by you or your immediate family. For purposes of account grouping, an individual's domestic partner may be treated as his or her spouse.

With respect to purchases under other retirement plans:

1. All purchases of Class A shares made for a participant in a multi-participant Keogh plan may be grouped only with other purchases made under the same plan.

2.         All purchases of Class A shares made under an employee benefit plan described in Section 401 of the Internal Revenue Code of 1986, as amended (the Code) (a "qualified plan") that is maintained by a corporate employer and all plans of any one employer or affiliated employers will also be grouped. All qualified plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

3.         All purchases of Class A shares made under a simplified employee pension plan (SEP), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers may be grouped. Additionally, the purchases made by individual employees under such plan may also be grouped with the other accounts of the individual employees if such grouping would be more beneficial to an individual.

4.         All purchases of Class A shares made by you or your spouse for your respective individual retirement account (IRA), salary reduction plan account under Section 457 of the Code may be grouped, provided that such purchases are subject to a sales charge (see "Sales Charge Waivers for Certain Investors" and "Sales Charge Waivers for Certain Transactions" below; if your purchase qualifies for NAV eligibility pursuant to these sections, you may not group that investment), tax-sheltered annuity account (TSA) or Keogh plan account, provided that you and your spouse are the only participants in the Keogh plan.

In order for an eligible purchase to be grouped, you must advise IFDI at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Ivy Money Market are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A or Class E shares on which a sales charge was paid, or as a dividend or distribution on such acquired shares.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A or Class E shares without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. This CDSC may be waived under certain circumstances, as noted in this prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

For clients of Waddell & Reed, Inc. (Waddell & Reed) and Legend, the grouping privileges described above also apply to the corresponding classes of shares of funds in the Waddell & Reed Advisors Family of Funds.

         Other Funds in the Ivy Family of Funds and Waddell & Reed InvestEd Portfolios, Inc.

Reduced sales charges for larger purchases of Class A and Class E shares apply to purchases of any of the Class A and Class E shares of any of the funds in the Ivy Family of Funds and shares of Waddell & Reed InvestEd Portfolios, Inc. subject to a sales charge. A purchase of Class A or Class E shares, or Class A or Class E shares held, in any of the funds in the Ivy Family of Funds and/or shares of Waddell & Reed InvestEd Portfolios, Inc. subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of Ivy Money Market Fund that were acquired by exchange of another Ivy Family of Funds or Waddell & Reed InvestEd Portfolios, Inc. shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account. Additionally, Class B and Class C shares held are taken into account.

To obtain a reduced sales charge, clients of Waddell & Reed, Inc. and Legend may also combine purchases of shares of any of the funds in the Waddell & Reed Advisors Family of Funds, except Class A shares of Waddell & Reed Advisors Cash Management, Inc. (unless acquired by exchange for Class A shares on which a sales charge was paid, or as a dividend or distribution on such acquired shares).

Net Asset Value Purchases of Class A and Class E Shares

Class A and Class E shares of a Fund may be purchased at NAV by the Directors and officers of the Fund or of any affiliated entity of IFDI, employees of IFDI or of any of its affiliates, financial advisors of IFDI and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. Child includes stepchild; parent includes stepparent. Purchases of Class A shares in an IRA sponsored by IFDI of its affiliates established for any of these eligible purchasers may also be at NAV. Purchases of Class A shares in any tax-qualified retirement plan under which the eligible purchaser is the sole participant may also be made at NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for NAV purchases of Class A shares. Employees include retired employees. A retired employee is an individual separated from service from IFDI, or from an affiliated company with a vested interest in any Employee Benefit plan sponsored by IFDI or any of its affiliated companies. Financial advisors include retired financial advisors. A retired financial advisor is any financial advisor who was, at the time of separation from service from Waddell & Reed, Inc., a Senior Financial Advisor. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser. Employees of financial advisors of Waddell & Reed may purchase Class A and Class E shares at NAV.

Minnesota Life Trustees and officers, Directors, or any affiliated entity of Minnesota Life, employees of Minnesota Life, Securian/CRI Financial Advisors, their respective spouses, children, parents, children's spouses and spouse's parents of each, including purchases into certain retirement plans and certain trusts for these individuals may purchase Class A and Class E shares at NAV.

Shares may be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

Purchases of Class A shares for retirement plan accounts held in the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB retirement programs.

Purchases of Class A shares may be made at NAV in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records.

Purchases of Class A shares may be made at NAV in a 401(a) plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records and are segregated from any other retirement plan assets.

Purchases of Class A shares by certain clients investing through a qualified fee-based program offered by a third party that has made arrangements to sell shares of the Funds may be made at NAV.

Purchases through the Merrill Lynch Daily K Plan (the "Plan") may be made at NAV, provided the Plan has at least $3 million in assets or over 500 or more eligible employees. Class B shares of the Funds are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. For further information see "Group Systematic Investment Program."

Sales representatives, and their immediate family members (spouse, children, parents, children's spouses and spouse's parents), associated with unaffiliated third party broker/dealers with which IFDI has entered into selling arrangements may purchase Class A shares at NAV.

Shareholders investing through certain investment advisors and broker-dealers in fee-based brokerage of advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees may purchase Class A shares at NAV.

Clients investing via a Managed Allocation Portfolios (MAP) or Strategic Portfolio Allocation (SPA) program available through Waddell & Reed, Inc. may purchase Class A shares at NAV.

Participants in a 401(a) plan or 457 plan that invest in the Ivy Family of Funds through a third party platform or agreement may purchase Class A shares at NAV.

Waivers for Certain Transactions

         Class A shares may be purchased at NAV through:

  Exchange of Class A shares of any fund in the Ivy Family of Funds or Shares of Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, Class A shares of any fund in the Waddell & Reed Advisors Funds if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and distributions paid on such shares

  One-Time Reinvestment of all or part of the proceeds of redemption of your Class A shares of a Fund in Class A shares of the Fund, if the reinvestment is made within 60 days of the Fund's receipt of your redemption request

  Payments of Principal and Interest on Loans made pursuant to a 401(a) plan, if such loans are permitted by the plan and the plan may invest in shares of the Fund

         Class E shares may be purchased at NAV through:

  Exchange of Class E shares of any fund in the Ivy Family of Funds if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and distributions paid on such shares
  One-Time Reinvestment of all or part of the proceeds of redemption of your Class E shares of a Fund in Class E shares of the Fund, if the reinvestment is made within 60 days of the Fund's receipt of your redemption request

Reasons for Differences in the Public Offering Price of Class A Shares

As described herein and in the Prospectuses, there are a number of instances in which a Fund's Class A and Class E shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A and Class E shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation. The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as is elimination of sales charges on the reinvestment of dividends and distributions), and (3) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A and Class E shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged; however, exchanges of Class A shares from Ivy Money Market Fund are subject to any sales charge applicable to the Fund being exchanged into, unless the Ivy Money Market shares were previously acquired by an exchange from Class A shares of another Ivy fund for which a sales charge was paid. Sales of Class A and Class E shares without a sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in a Fund and an identification with its aims and policies. Limited reinvestments of redemptions of Class A and Class E shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A and Class E shares may be sold without a sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such shares are exempted by the 1940 Act from the otherwise applicable requirements as to sales charges. Reduced or eliminated sales charges may also be used for certain short-term promotional activities by IFDI. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A and Class E shareholders adversely affected since, in each case, the Fund receives the NAV per share of all shares sold or issued.

Systematic Withdrawal Plan for Class A, Class B and Class C Shareholders

If you qualify, you may arrange to receive through the Systematic Withdrawal Plan (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class C shares that you own of any of the funds in the Ivy Family of Funds and, for clients of Waddell & Reed, Inc. and Legend, any of the funds in Advisors Family of Funds. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not exceed, annually, 12% of the account value. Prior to November 1, 2003, Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applied, that were redeemed under the Service were not subject to a CDSC provided the amount withdrawn did not exceed, annually, 24% of the account value. For shareholders who had established the Service prior to November 1, 2003, the 24% maximum continues to apply. Applicable forms to start the Service are available through WRSCO.

The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 1%, 3%, 6% and 12%, respectively, of the value of your account at the time the Service is established. (For shareholders who had established the Service prior to November 1, 2003, the maximum amount of the withdrawal on an annual basis is equal to 24% of the value of your account.) As noted above, the withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal.

To qualify for the Service, you must have invested at least $10,000 in Class A, Class B or Class C shares which you still own of any of the funds in the Ivy Family of Funds and, for clients of Waddell & Reed, Inc. and Legend, any of the funds in Advisors Family of Funds; or, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

You can choose to have shares redeemed to receive:

         1. a monthly, quarterly, semiannual or annual payment of $50 or more;

         2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

         3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

Shares are redeemed on either the 5th day or the 20th day of the month in which the payment is to be made, or on the prior business day if the 5th or 20th is not a business day. Payments are made within five days of the redemption.

Retirement plan accounts may be subject to a fee imposed by the Plan Custodian for use of the Service.

The dividends and distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.

You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Group Systematic Investment Program

Shares of each Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Funds and IFDI do not themselves organize, offer or administer any such programs. However, the Funds or IFDI may, depending upon the size of the program, waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs (see "Buying Shares" in the Prospectuses), such group systematic investment programs are not entitled to special tax benefits under the Code. The Funds reserve the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectuses, to shareholders using group systematic investment programs.

With respect to each shareholder account established under a group systematic investment program, WRSCO currently charges a maintenance fee of $3.00 (or portion thereof) for each twelve-month period (or portion thereof) that the account is maintained. The Funds may collect such fee (and any fees due to WRSCO) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed, a redemption in each such shareholder account sufficient to pay such fee. The Funds reserve the right to change these fees from time to time without advance notice.

Class A shares of each Fund are made available to Merrill Lynch Daily K Plan (Plan) participants at NAV without an initial sales charge if:

(i)

the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. (MLAM) that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the Applicable Investments);

(ii)

the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

(iii)	the Plan has 500 or more eligible employees, as determined by Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

Alternatively, Class B shares of each Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of any Fund convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments, or 10 years after the date of the initial purchase by a participant under the Plan--the Plan will receive a Plan level share conversion.

Exchanges for Shares of Other Funds in the Ivy Family of Funds and Waddell & Reed InvestEd Portfolios, Inc.

         Class A Share Exchanges

Once a sales charge has been paid on shares of a fund in the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios, Inc. and for clients of Waddell & Reed, Inc. or Legend, any fund in the Waddell & Reed Advisors Family of Funds, these shares and any shares added to them from dividends or distributions paid in shares may be freely exchanged for corresponding shares of another fund in Ivy Family of Funds or Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed, Inc. or Legend, another fund in Waddell & Reed Advisors Family of Funds. The shares you exchange must be worth at least $100 or you must already own shares of a fund in Ivy Family of Funds or Waddell & Reed InvestEd Portfolios, Inc. into which you want to exchange.

Except where the special rules described below apply, you may exchange Class A shares you own in a Fund for Class A shares of another fund in the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend, for Class A shares of a fund in Waddell & Reed Advisors Family of Funds, without charge if (1) a sales charge was paid on these shares, or (2) the shares were received in exchange for shares for which a sales charge was paid, or (3) the shares were acquired from reinvestment of dividends and distributions paid on such shares. There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $1 million or more will be treated the same as shares on which a sales charge was paid.

Special rules apply to Ivy Limited-Term Bond Fund and Ivy Municipal Bond Fund shares. Class A shares of one of these Funds may be exchanged for Class A shares of another fund in the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios, Inc. (or, for customers of Waddell & Reed, Inc. or Legend, for Class A shares of a fund within Waddell & Reed Advisors Family of Funds) only if (1) you received the shares to be exchanged as a result of one or more exchanges of shares on which a maximum sales charge was originally paid (currently, 5.75%), or (2) the shares to be exchanged have been held for at least six months from the date of the original purchase. However, you may exchange, and these restrictions do not apply to exchanges of, Class A shares of Ivy Limited-Term Bond, Ivy Municipal Bond Fund or Ivy Money Market Fund (and, for clients of Waddell & Reed, Inc. or Legend, Class A shares of Waddell & Reed Advisors Municipal Bond Fund, Inc., Waddell & Reed Advisors Municipal High Income Fund, Inc., Waddell & Reed Advisors Fixed Income Funds, Inc. or Waddell & Reed Advisors Cash Management, Inc.).

Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of Ivy Money Market Fund automatically exchanged each month into Class A shares of any other fund in Ivy Family of Funds (or into Class B or Class C shares of the Fund in certain situations), provided you already own Class A (or Class B or Class C, as applicable) shares of the fund. The shares of Ivy Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among the Class A shares of different Funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

Exchanges of shares from Ivy Money Market Fund ("money market fund shares") are subject to any sales charge applicable to the Fund being exchanged into, unless the money market fund shares were previously acquired by an exchange from Class A shares of a non-money market fund upon which a sales charge has already been paid.

You may redeem your Class A shares of a Fund and use the proceeds to purchase Class Y shares of any Fund in the Ivy Family of Funds if you meet the criteria for purchasing Class Y shares.

         Class B Share Exchanges

You may exchange Class B shares of one Fund for Class B shares of another Fund in the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios, Inc., and, for clients of Waddell & Reed, Inc. or Legend, for Class B shares of a fund in Waddell & Reed Advisors Family of Funds, without charge.

The redemption of a Fund's Class B shares as part of an exchange is not subject to the CDSC. For purposes of computing the CDSC, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

You may have a specific dollar amount of Class A shares of Ivy Money Market Fund automatically exchanged each month into Class B shares of any other fund in the Ivy Family of Funds, provided you already own Class B shares of the fund and meet other criteria. The shares of Ivy Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

         Class C Share Exchanges

You may exchange Class C shares of one Fund for Class C shares of another Fund or Waddell & Reed InvestEd Portfolios, Inc., and for clients of Waddell & Reed, Inc. or Legend, for Class C shares of a fund in the Waddell & Reed Advisors Family of Funds, without charge.

The redemption of a Fund's Class C shares as part of an exchange is not subject to the CDSC. For purposes of computing the CDSC, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

You may have a specific dollar amount of Class A shares of Ivy Money Market Fund automatically exchanged each month into Class C shares of any other fund in the Ivy Family of Funds, provided you already own Class C shares of the fund and meet other criteria. The shares of Ivy Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

         Class Y Share Exchanges

Class Y shares of a Fund may be exchanged for Class Y shares of any other Fund or for Class A shares of Ivy Money Market Fund.

         Class R Share Exchanges

Class R shares of a Fund may be exchanged for Class R shares of any other Fund that offers Class R shares.

         Class E Share Exchanges

Class E shares of a Fund may be exchanged for Class E shares of any other Fund in the Ivy Family of Funds that offers Class E shares. Pursuant to rules applicable to all 529 Plans, you may only exchange your Class E shares in your InvestEd Plan account once each calendar year or upon a change in the Designated Beneficiary on the account.

Exchanges of shares from Ivy Money Market Fund ("money market fund shares") are subject to any sales charge applicable to the Fund being exchanged into, unless the money market fund shares were previously acquired by an exchange from Class E shares of a non-money market fund upon which a sales charge has already been paid.

         Class I Share Exchanges

Class I shares of a Fund may be exchanged for Class I shares of any other Fund in the Ivy Family of Funds that offers Class I shares, or for Class A shares of Ivy Money Market Fund. For clients of Waddell & Reed, Inc. or Legend, Class I shares of a Fund may be exchanged for Class Y shares of any fund in Waddell & Reed Advisors Family of Funds that offers Class Y shares.

         General Exchange Information

You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each Fund within Ivy Family of Funds, Waddell & Reed Advisors Family of Funds and Waddell & Reed InvestEd Portfolios, Inc. may be sold only within the United States, the Commonwealth of Puerto Rico and the U.S. Virgin Islands.

The exchange will be made at the NAVs next determined after receipt of your written request in good order by the Funds. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

The Funds reserve the right to terminate or modify these exchange privileges at any time. In exercising this right, the Fund may, for example, limit the frequency of exchanges by a shareholder and/or cancel a shareholder's exchange privilege.

Exchanges may be considered taxable events and may result in a capital gain or a capital loss for tax purposes.

Market Timing Policy

The Funds are intended for long-term investment purposes. The Funds will take steps to seek to deter frequent purchases and redemptions in Fund shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment management and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Market timing activities may also increase the expenses of WRSCO and/or IFDI, thereby indirectly affecting the Fund's shareholders.

Certain Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund invests a significant portion of its assets in foreign securities, the Fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. A Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Fund that invests a significant portion of its assets in small cap companies, such as Ivy Small Cap Growth Fund or Ivy Small Cap Value Fund, in a Fund that invests a significant portion of its assets in municipal obligations, such as Ivy Municipal Bond Fund, or in a Fund that invests a significant portion of its assets in high-yield fixed income securities, such as Ivy High Income Fund.

To discourage market timing activities by investors, the Board of Directors has adopted a market timing policy and has approved the procedures of the Funds' transfer agent, WRSCO, for implementing this policy. WRSCO's procedures reflect the criteria that it has developed for purposes of identifying trading activity in Fund shares that may be indicative of market timing activities and outline how WRSCO will monitor transactions in Fund shares. In its monitoring of trading activity in Fund shares, on a periodic basis, WRSCO typically reviews Fund share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period. In its attempt to identify market timing activities, WRSCO considers many factors, including (but not limited to) the frequency, size and/or timing of the investor's transactions in Fund shares. As an additional step, WRSCO reviews internal monthly reporting of a Fund's overall redemption activity in relation to average assets and purchases within the period. If WRSCO identifies what it believes to be market timing activities, WRSCO and/or IFDI will, for clients of Waddell & Reed (including those shareholders that do not utilize any financial intermediary), send a letter to the shareholder to state that the Fund is suspending exchange privileges and will refuse to accept additional purchases in the account. For trading via the NSCC, WRSCO or IFDI will, if possible, place a trading block on Waddell & Reed's system at a dealer-branch level or, if that cannot be accomplished, will contact the associated intermediary and request that the broker-dealer block further trading. The letter will inform the shareholder that he/she may request the reinstatement of exchange privileges and the ability to make additional investments, after a prescribed period of time. In exercising any of the foregoing rights, WRSCO will consider the trading history of accounts under common ownership or control within any of the Waddell & Reed and/or Ivy Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group and may be rejected in whole or in part. Transactions placed in violation of a Fund's market timing policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

A Fund seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Funds, IFDI and WRSCO make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries or that are difficult to identify when effected through omnibus accounts maintained by those intermediaries because the intermediary maintains the underlying shareholder account. Under these circumstances, the Fund cannot identify transactions by underlying investors. Accordingly, there can be no assurance that the Funds will be able to eliminate all market timing activities.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WRSCO processes, there can be no assurance that the Fund's and WRSCO's policies and procedures will identify all trades or trading practices that may be considered market timing activity. WRSCO may modify its procedures for implementing the Funds' market timing policy and/or its monitoring criteria at any time without prior notice. The Fund, WRSCO and/or IFDI shall not be liable for any loss resulting from rejected purchase orders or exchanges.

A Fund's market timing policy, in conjunction with the use of fair value pricing and application of the redemption fee, is intended to reduce a shareholder's ability to engage in market timing activities, although there can be no assurance that a Fund will eliminate market timing activities.

Redemption Fee/Exchange Fee

To discourage the use of the Funds as a vehicle for excessive short-term trading, each of the Funds except Ivy Money Market Fund will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your shares of that Fund after holding the shares fewer than five days. This fee also applies to Class A shares purchased without a sales charge. If you bought your shares on different days, the "first-in, first out" (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. These fees are paid directly to the Fund.

Each Fund's redemption fee will not be assessed against:

1.

certain omnibus accounts and retirement plan accounts where the omnibus account holder or the retirement plan administrator does not have the capability to impose a redemption fee on its underlying customers' accounts; and certain intermediaries that do not have, or report to the Funds, sufficient information to impose a redemption fee on their customers' accounts

2.

(i) premature distributions from retirement accounts due to the disability of the participant; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains)

3.

shareholder accounts participating in Strategic Portfolio Allocation (SPA), Managed Allocation Portfolios (MAP) and/or Strategic Asset Management (SAM) advisory services that may periodically rebalance mutual fund holdings at regular intervals or in response to prevailing economic, political and/or financial conditions, as determined by the investment advisor for the advisory service

4.

shareholder accounts participating in certain other asset allocation programs in which the sponsoring institution has agreed to monitor for frequent trading activity and, when operationally possible, to assess applicable redemption fees on the Funds' behalf

5.	redemptions of shares purchased through the Automatic Investment Service (AIS)

6.	redemptions made through a Systematic Withdrawal Plan

7.	redemptions of shares purchased through the Funds Plus service

Additionally, the Fund's redemption fee will not be assessed for any transaction (redemption or exchange) of less than $5,000 (that correspondingly would result in an assessment of a fee less than $100.00).

In addition to these waivers, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of excessive short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

Certain intermediaries have agreed to charge a Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's criteria. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's method. For Fund shares purchased through a financial intermediary, investors should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

Retirement Plans and Other Tax-Advantaged Savings Accounts

Your account may be set up as a funding vehicle for a retirement plan or other tax-advantaged savings account. For individual taxpayers meeting certain requirements, IFDI offers model or prototype documents for the following retirement plans and other accounts. All of these accounts involve investment in shares of one or more of the Funds (other than Ivy Municipal Bond Fund) and, for clients of Waddell & Reed, Inc. or Legend, shares of certain other funds in Waddell & Reed Advisors Funds. The dollar limits specified below may change for subsequent years.

Individual Retirement Accounts (IRAs). Investors having eligible earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute each year up to 100% of his or her earned income, up to the Annual Dollar Limit per year (provided the investor has not reached age 70 1/2). For the tax year 2007, the Annual Dollar Limit is $4,000. For individuals who have attained age 50 by the last day of the calendar year for which the contribution is made, the Annual Dollar Limit also allows a catch-up contribution. The maximum annual catch-up contribution is $1,000. For a married couple, the maximum annual contribution is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income. Generally, the contributions are deductible unless: 1) the investor (or, if married, either spouse) is an active participant in an employer-sponsored retirement plan; and 2) their adjusted gross income exceeds certain levels. A married investor who is not an active participant, who files jointly with his or her spouse, and whose combined adjusted gross income does not exceed $150,000 (for 2007), is not affected by his or her spouse's active participant status.

An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's retirement plan or (b) a rollover of an eligible distribution paid to the investor from an employer's retirement plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's eligible retirement plan (including a custodial account under Section 403(b)(7) of the Code or a state or local government plan under Section 457 of the Code) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution that is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by IFDI.

Roth IRAs. Investors having eligible earned income and whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels, may establish and contribute up to the Annual Dollar Limit per tax year to a Roth IRA (or to any combination of Roth and traditional IRAs). An individual's maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. For a married couple, the annual maximum is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income.

In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not a married person filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the investor's traditional IRAs may be converted into a Roth IRA; these rollover distributions and conversions are, however, subject to Federal income tax.

Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

Coverdell Education Savings Accounts (formerly, Education IRAs). Although not technically for retirement savings, Coverdell Education Savings Accounts provide a vehicle for saving for a child's education. A Coverdell Education Savings Account may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute up to $2,000 to a Coverdell Education Savings Account (or to each of multiple Coverdell Education Savings Accounts), provided that no more than $2,000 may be contributed for any year to Coverdell Education Savings Accounts for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18 (except that this age limit does not apply to a beneficiary with "special needs," as defined in the Code). Earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or certain members of his or her family).

Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. Generally an employer may contribute up to 25% of compensation, subject to certain maximums, per year for each employee.

Savings Incentive Match Plans for Employees (SIMPLE Plans). An employer with 100 or fewer eligible employees that does not sponsor another active retirement plan may establish a SIMPLE plan to contribute to its employees' retirement accounts. A SIMPLE plan can be in the form of either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans. SIMPLE plans involve fewer administrative requirements, generally, than traditional 401(k) or other qualified plans.

Owner-only Keogh Plans. Keogh plans, which are available to self-employed individuals and their spouses, are defined contribution plans that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute up to 100% of his or her annual earned income, with a maximum of $45,000 for 2007.

457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

403(b)/TSAs - Custodial Accounts and ERISA Title I Plans. If an investor is an employee of a public school system, a church or certain types of tax exempt organizations, he or she may be able to enter into a deferred compensation arrangement through a custodial account under Section 403(b)(7) of the Code. Some tax exempt organizations have adopted ERISA Title I plans, which are funded by employer contributions in addition to employee deferrals.

Pension and Profit-Sharing Plans, including 401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions to a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year the lesser of 100% of income or $15,500 of compensation for 2007, which may be increased in $500 increments each year based on cost-of-living adjustments. An employee who has attained the age of 50 by the end of the year may also make a catch-up contribution of $5,500 for applicable in 2007, and thereafter adjusted for inflation in $500 increments each year. A Roth 401(k) contribution option may be available on a qualified 401(k) Plan.

More detailed information about these arrangements and applicable forms are available from IFDI. These tax-advantaged savings plans and other accounts may be treated differently under state tax law and may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

Redemptions

The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days from receipt of a request in good order, unless delayed because of emergency conditions as determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Funds may be made in portfolio securities when the Board of Directors determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the price used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities. Each Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Shareholders who choose to redeem their Class A, Class B or Class C shares and receive their redemption proceeds by Federal Funds wire will be charged $10 to their account. The $10 fee is waived for the Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, employees of Waddell & Reed or of any of its affiliates, current and certain financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. For this purpose, child includes stepchild and parent includes stepparent.

Reinvestment Privilege

The Funds offer a one-time reinvestment privilege that allows you to reinvest without charge all or part of any amount of Class A or Class E shares you redeem from the Fund by sending to the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A or Class E shares at the NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within 60 days after your redemption request was received, and the Fund must be offering Class A or Class E shares of this Fund at the time your reinvestment request is received. You can do this only once as to Class A or Class E shares of a Fund. You do not lose this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.

There is also a reinvestment privilege for Class B and Class C shares and, where applicable, certain Class A shares under which you may reinvest in the Fund all or part of any amount of the shares you redeemed and have the corresponding amount of the CDSC, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class of this Fund. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated at the time your request is received. Your written request to do this must be received within 60 days after your redemption request was received. You can do this only once as to Class B and Class C shares of the Fund. For purposes of determining future CDSC, the reinvestment will be treated as a new investment. You do not lose this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.

Mandatory Redemption of Certain Small Accounts

Each of the Funds has the right to require the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board of Directors may determine) is less than $500 or, for Ivy Money Market Fund, less than $250. The Board has no intent to require redemptions in the foreseeable future. If it should elect to require redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed. Ivy Money Market Fund may charge a fee of $1.75 per month on all accounts with a NAV of less than $250, except for retirement plan accounts.

Determination of Offering Price

The NAV of each class of the shares of a Fund is the value of the assets of that class, less the class's liabilities, divided by the total number of outstanding shares of that class.

Class A and Class E shares of the Funds are sold at their next determined NAV plus the sales charge described in the Prospectuses. The sales charge is paid to IFDI. The price makeup for Class A shares as of March 31, 2007, which is the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, is given below. No price makeup for Class E shares is given, as the class was not in existence at March 31, 2007.

Ivy Asset Strategy Fund

NAV per Class A share (Class A
net assets divided by Class A shares
outstanding)	$20.65
Add: selling commission (5.75% of offering
price)	1.26
------
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$21.91
======

Ivy Capital Appreciation Fund

NAV per Class A share (Class A
net assets divided by Class A shares
outstanding)	$10.09
Add: selling commission (5.75% of offering
price)	0.62
-----
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$10.71
=====

Ivy Core Equity Fund

NAV per Class A share (Class A
net assets divided by Class A shares
outstanding)	$10.03
Add: selling commission (5.75% of offering
price)	0.61
------
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$10.64
======

Ivy Energy Fund

NAV per Class A share (Class A
net assets divided by Class A shares
outstanding)	$10.35
Add: selling commission (5.75% of offering
price)	0.63
------
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$10.98
======

Ivy High Income Fund

NAV per Class A share (Class A
net assets divided by Class A shares
outstanding)	$8.92
Add: selling commission (5.75% of offering
price)	0.54
-----
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$9.46
=====

Ivy Large Cap Growth Fund

NAV per Class A share (Class A
net assets divided by Class A shares
outstanding)	$11.82
Add: selling commission (5.75% of offering
price)	0.72
------
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$12.54
======

Ivy Limited-Term Bond Fund

NAV per Class A share (Class A
net assets divided by Class A shares
outstanding)	$10.15
Add: selling commission (2.50% of offering
price)	0.26
------
Maximum offering price per Class A share
(Class A NAV divided by 97.50%)	$10.41
======

Ivy Mid Cap Growth Fund

NAV per Class A share (Class A
net assets divided by Class A shares
outstanding)	$13.07
Add: selling commission (5.75% of offering
price)	0.80
-----
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$13.87
=====

Ivy Municipal Bond Fund

NAV per Class A share (Class A
net assets divided by Class A shares
outstanding)	$11.12
Add: selling commission (4.25% of offering
price)	0.49
------
Maximum offering price per Class A share
(Class A NAV divided by 95.75%)	$11.61
======

Ivy Science and Technology Fund

NAV per Class A share (Class A
net assets divided by Class A shares
outstanding)	$28.70
Add: selling commission (5.75% of offering
price)	1.75
------
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$30.45
======

Ivy Small Cap Growth Fund

NAV per Class A share (Class A
net assets divided by Class A shares
outstanding)	$12.98
Add: selling commission (5.75% of offering
price)	0.79
------
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$13.77
======

The offering price of a Class A share or Class E share is its NAV next calculated following acceptance of a purchase request, in good order, plus the sales charge, as applicable. The offering price of a Class B share, Class C share, Class I share, Class Y share, Class R share or certain Class A shares or Class E shares is the applicable class NAV next calculated following acceptance of a purchase request, in good order. The number of shares you receive for your purchase depends on the next offering price after IFDI, or an authorized third party, properly receives and accepts your order. Therefore, if your order is received in proper form by Waddell & Reed or an authorized third party before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by Waddell & Reed or an authorized third party after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price. You will be sent a confirmation after your purchase (except for automatic transactions) which will indicate how many shares you have purchased.

IFDI need not accept any purchase order, and it or the Funds may determine to discontinue offering Fund shares for purchase.

The NAV and offering price per share are computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by a Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The NAV will likely change every business day, since typically the value of the assets and the number of shares outstanding change every business day. Ivy Money Market Fund is designed so that the value of each share of each class of the Fund (the NAV per share) will remain fixed at $1.00 per share except under extraordinary circumstances.

The securities in the portfolio of each Fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Board of Directors.

Options and futures contracts purchased and held by a Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close for the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by a Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by a Fund will be either the closing purchase price or the asked price.

When a Fund writes a put or call, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is marked-to-market (that is, treated as sold for its fair market value) to reflect the current market value of the put or call. If a call a Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If a Fund exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by a Fund is exercised, the amount that the Fund pays to purchase the related investment is decreased by the amount of the premium it received. If a Fund exercises a put it purchased, the amount the Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by a Fund expires, it has a gain in the amount of the premium; if a Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of a Fund's NAV on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of a Fund conducted on a spot (i.e., cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

When a Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value estimate made according to procedures approved by the Board of Directors. A Fund may also use these procedures to value certain types of illiquid securities. Fair value pricing generally will be used by a Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund's NAV is calculated.

A Fund may also use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. A Fund that invests a portion of its assets in foreign securities may also be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. In that case, such investments or exchange rates may be valued at their fair values as determined according to the procedures approved by the Board of Directors. Significant events include, but are not limited to, (1) those impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant domestic or foreign market fluctuation. The Funds have retained a third-party pricing service (the Service) to assist in valuing foreign securities held in the Funds' portfolios. The Service conducts a screening process to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where WRSCO, in accordance with guideless adopted by the Board of Directors, believes, at the approved degree of certainty, that the price is not reflective of current market price, WRSCO may use the indication of fair value from the Service to determine the fair value of the security. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WRSCO regularly monitors and reports to the Board, the Service's pricing of the Funds' foreign securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event -- thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation is that a Fund's NAV will be subject, in part, to the judgment of the Board of Directors or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. It may also affect all shareholders in that if Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see " Market Timing Policy."

Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Board of Directors. They are accounted for in the same manner as exchange-listed puts.

Ivy Money Market Fund operates under Rule 2a-7 which permits it to value its portfolio on the basis of amortized cost. The amortized cost method of valuation is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium, and does not reflect the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

While the amortized cost method provides some degree of certainty in valuation, there may be periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on the Fund's shares may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments and changing its dividends based on these changing prices. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund's shares would be able to obtain a somewhat higher yield than would result from investment in such a fund, and existing investors in the Fund's shares would receive less investment income. The converse would apply in a period of rising interest rates.

Under Rule 2a-7, the Board of Directors must establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures must include review of the Fund's portfolio holdings by the Board at such intervals as it may deem appropriate and at such intervals as are reasonable in light of current market conditions to determine whether the Fund's NAV calculated by using available market quotations deviates from the per share value based on amortized cost.

For the purpose of determining whether there is any deviation between the value of the Fund's portfolio based on amortized cost and that determined on the basis of available market quotations, if there are readily available market quotations, investments are valued at the mean between the bid and asked prices. If such market quotations are not available, the investments will be valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors, including being valued at prices based on market quotations for investments of similar type, yield and duration.

Under Rule 2a-7, if the extent of any deviation between the NAV per share based upon available market quotations and the NAV per share based on amortized cost exceeds one-half of 1%, the Board must promptly consider what action, if any, will be initiated. When the Board believes that the extent of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it is required to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital gains, redemptions of shares in kind, or establishing a NAV per share using available market quotations.

The procedures which the Board of Directors has adopted include changes in the dividends payable by the Fund under specified conditions, as further described under Taxes and Payments to Shareholders. The purpose of this portion of the procedures is to provide for the automatic taking of one of the actions which the Board of Directors might take should it otherwise be required to consider taking appropriate action.

TAXATION OF THE FUNDS

General

Each Fund has qualified since its inception for treatment as a regulated investment company under the Code (RIC), so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gains over net long-term capital losses and, for certain Funds, net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid), and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income plus, in the case of Ivy Municipal Bond Fund, its net interest income excludable from gross income under Section 103(a) of the Code (Distribution Requirement) and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or foreign currencies or other income (including gains from options, futures contracts or forward currency contracts) derived with respect to its business of investing in securities or those currencies (Income Requirement); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in (a) securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) securities of one or more "qualified publicly traded partnerships."

Ivy Asset Strategy Fund's gains derived from its investments in options on gold or futures contracts on gold generally constitute qualifying income for purposes of the Income Requirement. However, direct investment in precious metals would have adverse tax consequences for Ivy Asset Strategy Fund and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of precious metals and from other income that does not qualify under its Income Requirement or (2) held precious metals in such quantities that the Fund failed to satisfy its 50% Diversification Requirement under the Code for any quarter. Ivy Asset Strategy Fund intends to continue to manage its portfolio so as to avoid failing to satisfy those requirements for these reasons.

If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (2) the shareholders would treat all those distributions, including distributions of net capital gains and, for Ivy Municipal Bond Fund, distributions that otherwise would be exempt-interest dividends described below, as dividends to the extent of the Fund's earnings and profits, taxable as ordinary income (except that, for noncorporate shareholders, the part thereof that is "qualified dividend income" would be subject to Federal income tax at the rate for long-term capital gain -- a maximum of 15%); those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Dividends and distributions a Fund declares in December of any year that are payable to its shareholders of record on a specified date in that month are deemed to have been paid by the Fund and received by the shareholders on December 31 even if the Fund pays them during the following January. Accordingly, those dividends and distributions will be taxed to the shareholders for the year in which that December 31 falls.

You may be subject to tax as a result of income generated at the Fund level, to the extent the Fund makes actual or deemed distributions of such income to you. Dividends from the Fund's investment company taxable income (which includes net short-term capital gains and net gains from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares, unless such dividends are "qualified dividend income" eligible for the reduced rate of tax on long-term capital gains, as described below. Distributions of the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gains generally are taxed at a maximum rate of 15% for noncorporate shareholders. As a result of changes made by the Jobs and Growth Tax Relief Reconciliation Act of 2003, "qualified dividend income" received by noncorporate shareholders is taxed as net capital gain. The portion of the dividends that the Fund pays which is attributable to qualified dividend income received by the Fund will qualify for such treatment in the hands of noncorporate shareholders of the Fund.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if they purchase shares shortly before the record date for a dividend or other distribution, they will receive some portion of the purchase price back as a taxable distribution.

Each Fund will be subject to a nondeductible 4% excise tax (Excise Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, a Fund may defer into the next calendar year net capital loss incurred between November 1 and the end of the current calendar year. It is the policy of each Fund to pay sufficient dividends and other distributions each year to avoid imposition of the Excise Tax.

Income from Foreign Securities

Dividends and interest a Fund receives, and gains it realizes on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (foreign taxes) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Each of Ivy Asset Strategy Fund, Ivy Core Equity Fund, Ivy Energy Fund, Ivy High Income Fund, Ivy Large Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund, and Ivy Capital Appreciation Fund may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any excess distribution received on the stock of a PFIC or of any gain on disposition of the stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a Fund invests in a PFIC and elects to treat the PFIC as a qualified electing fund (QEF), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Fund may elect to mark to market its stock in any PFIC. Marking-to-market, in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years under the election. A Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Currency Gains and Losses

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition and (4) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

Income from Financial Instruments and Foreign Currencies

The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Any income a Fund earns from writing options is treated as short-term capital gains. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund lapses without being exercised, the premium it receives also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.

Certain futures contracts, forward currency contracts and non-equity options (that is, certain listed options, such as those on a broad-based securities index) in which the Funds may invest will be "Section 1256" contracts. Section 1256 contracts a Fund holds at the end of its taxable year, other than contracts subject to a mixed straddle election the Fund may make, are marked-to-market (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of Section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. A Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.

Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures contracts and forward currency contracts in which the Funds may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures contracts and forward currency contracts are positions in personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that would otherwise be recognized under the mark-to-market rules discussed above. The regulations under Section 1092 also provide certain wash sale rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and short sale rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of its gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Funds are not entirely clear.

If a Fund has an appreciated financial position -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than straight debt) or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a constructive sale of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Taxable Zero Coupon Securities

Certain Funds may acquire taxable zero coupon or other securities issued with OID. As a holder of those securities, a Fund must include in its income the portion of the OID that accrues on them during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because a Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.

Corporate Zero Coupon and Payment-in-Kind Securities

The Fund may acquire zero coupon or other corporate securities issued at a discount. As a holder of those securities, the Fund must include in its income the portion of the discount that accrues on them during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its gross income securities it receives as payment-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accreted discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.

Ivy Municipal Bond Fund

Dividends paid by Ivy Municipal Bond Fund will qualify as exempt-interest dividends, and thus will be excludable from its shareholders' gross income, if the Fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; the Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from all shareholders' gross income may not exceed the Fund's net tax-exempt income. Ivy Municipal Bond Fund uses the average annual method to determine the exempt income portion of each distribution, and the percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of its income that was tax-exempt during the period covered by the distribution. The treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code.

If the Fund's shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares. Tax-exempt interest attributable to certain PABs (including a proportionate part of the exempt-interest dividends paid by the Fund attributable thereto) is a tax preference item for purposes of the AMT. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the AMT without regard to whether the Fund's tax-exempt interest was attributable to PABs.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including tax-exempt income such as the Fund's exempt-interest dividends) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

If the Fund invests in any instruments that generate taxable income, under the circumstances described in its Prospectus, distributions of the income earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of its earnings and profits. Moreover, if the Fund realizes capital gains as a result of market transactions, any distribution of those gains will be taxable to its shareholders. There also may be collateral Federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions, and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of the Fund.

UNDERWRITER

IFDI acts as principal underwriter and distributor of the Funds' shares pursuant to an underwriting agreement (the Underwriting Agreement). The Underwriting Agreement requires IFDI to use its best efforts to sell the shares of the Funds but is not exclusive, and permits and recognizes that IFDI also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis. IFDI is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, IFDI pays the costs of sales literature, including the costs of shareholder reports used as sales literature.

The aggregate dollar amounts of underwriting commissions for each Fund for Class A shares for the fiscal years ended March 31, 2007, 2006 and 2005 were as follows:

	2007	2006	2005
Ivy Asset Strategy Fund	$3,212,742	$1,437,156	$290,297
Ivy Core Equity Fund	235,280	204,010	115,420
Ivy Energy Fund	49,477	N/A	N/A
Ivy High Income Fund	428,310	230,746	283,684
Ivy International Growth Fund	N/A	82,133	46,307
Ivy Large Cap Growth Fund	1,253,383	1,399,522	496,015
Ivy Limited-Term Bond Fund	83,528	102,328	154,341
Ivy Mid Cap Growth Fund	369,756	446,622	271,912
Ivy Money Market Fund	---	---	---
Ivy Municipal Bond Fund	30,550	21,424	22,132
Ivy Science and Technology Fund	366,591	498,699	250,710
Ivy Small Cap Growth Fund	353,959	548,981	299,823
Ivy Capital Appreciation Fund	149,793	165,716	54,928

The aggregate dollar amounts of underwriting commissions for the Funds for Class B shares for the fiscal years ended March 31, 2007, 2006 and 2005 were as follows:

	2007	2006	2005
Ivy Asset Strategy Fund	$73,366	$19,140	$15,519
Ivy Core Equity Fund	11,077	18,040	20,635
Ivy Energy Fund	3	N/A	N/A
Ivy High Income Fund	7,081	9,099	7,873
Ivy International Growth Fund	N/A	7,559	9,947
Ivy Large Cap Growth Fund	11,926	14,181	16,504
Ivy Limited-Term Bond Fund	4,795	14,208	18,242
Ivy Mid Cap Growth Fund	9,862	11,122	15,418
Ivy Money Market Fund	17,066	45,560	34,035
Ivy Municipal Bond Fund	3,141	6,263	3,357
Ivy Science and Technology Fund	25,583	25,734	19,915
Ivy Small Cap Growth Fund	19,970	22,109	17,201
Ivy Capital Appreciation Fund	2,223	1,823	2,376

The aggregate dollar amounts of underwriting commissions for the Funds for Class C shares for the fiscal years ended March 31, 2007, 2006 and 2005 were as follows:

	2007	2006	2005
Ivy Asset Strategy Fund	$187,079	$12,696	$3,888
Ivy Core Equity Fund	3,547	4,556	6,752
Ivy Energy Fund	704	N/A	N/A
Ivy High Income Fund	1,488	2,411	4,873
Ivy International Growth Fund	N/A	1,248	1,265
Ivy Large Cap Growth Fund	3,537	1,235	1,458
Ivy Limited-Term Bond Fund	729	2,207	2,354
Ivy Mid Cap Growth Fund	1,572	845	898
Ivy Money Market Fund	13,528	6,644	1,499
Ivy Municipal Bond Fund	4,702	668	283
Ivy Science and Technology Fund	11,525	8,721	4,173
Ivy Small Cap Growth Fund	14,595	7,254	8,714
Ivy Capital Appreciation Fund	616	1,064	412

The amounts retained by IFDI for each Fund for the fiscal years ended March 31, 2007, 2006 and 2005 were as follows:

	2007	2006	2005
Ivy Asset Strategy Fund	$ 0	$ 0	$ 0
Ivy Core Equity Fund	403	0	0
Ivy Energy Fund	0	N/A	N/A
Ivy High Income Fund	0	0	0
Ivy International Growth Fund	N/A	0	0
Ivy Large Cap Growth Fund	0	0	0
Ivy Limited-Term Bond Fund	0	0	0
Ivy Mid Cap Growth Fund	17,831	0	0
Ivy Money Market Fund	30,594	52,073	35,534
Ivy Municipal Bond Fund	1,321	0	0
Ivy Science and Technology Fund	0	0	0
Ivy Small Cap Growth Fund	0	0	0
Ivy Capital Appreciation Fund	0	0	0

FINANCIAL STATEMENTS

The Funds' Financial Statements, including notes thereto and the report of the Funds' independent registered public accounting firm, for the fiscal year ended March 31, 2007 are incorporated herein by reference. They are contained in the Funds' Annual Report to Shareholders, dated March 31, 2007, which is available upon request.

Quarterly Portfolio Holdings

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year is filed with the SEC on the Funds' Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at http://www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  Without charge, at http://www.ivyfunds.com.

APPENDIX A

The following are descriptions of some of the ratings of securities which the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

DESCRIPTION OF BOND RATINGS

         Standard & Poor's, a division of The McGraw-Hill Companies, Inc. A Standard & Poor's (S&P) corporate bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation;

3.

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in a small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI -- The rating CI is reserved for income bonds on which no interest is being paid.

         D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as investment grade ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

         Moody's Investors Service. A brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings follows:

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol 1 following the rating.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF PREFERRED STOCK RATINGS

         Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

         The preferred stock ratings are based on the following considerations:

1.

Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.	Nature of, and provisions of, the issue;

3.	Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA -- This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

         A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

         BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

         C -- A preferred stock rated C is a non-paying issue.

         D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

         NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Moody's Investors Service. Because of the fundamental differences between preferred stocks and bonds, a variation of Moody's familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

         Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Preferred stock rating symbols and their definitions are as follows:

         aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

         a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF NOTE RATINGS

         Standard and Poor's, a division of The McGraw-Hill Companies, Inc. An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

         --Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

         --Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

         The note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.

         Moody's Investors Service. Moody's Short-Term Loan Ratings -- Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

         MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

         Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

         Moody's Investors Service commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) lending market positions in well established industries; (2) high rates of return on Funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

         Fitch Ratings-National Short-term Credit Ratings

         F1-Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch Ratings' national rating scale, this rating is assigned to the best credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the government. Where the credit risk is particularly strong, a + is added to the assigned rating.

         F2-Indicates a satisfactory capacity for timely payment of financial commitments relative other issuers in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

         F3-Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

         B-Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

         C-Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D-Indicates actual or imminent payment default.

         Notes to Short-term national rating:

         + or - may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to Short-term national ratings other than F1.

         Ratings Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as Positive, indicating a potential upgrade, Negative, for a potential downgrade, or Evolving, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.